NUVEEN

Municipal

Bond Funds


November 30, 1998

Semiannual Report

Dependable, tax-free income
to help you keep more of
what you earn.



[PHOTO APPEARS HERE]

Georgia

Louisiana

North Carolina

Tennessee

Highlights

As of November 30, 1998
For Class A shares on net asset value



Credit Quality            Performance Highlights

Nuveen Flagship Georgia Municipal Bond Fund

[PIE CHART APPEARS HERE]  . One-year total return of 6.86%*
AAA/U.S. Guaranteed 65%   . Parallelled Lipper Peer Group average for one-year
AA                   6%      period
A                   22%   . 71% of the fund was invested in AA or higher rated
BBB/NR               7%      bonds

Nuveen Flagship Louisiana Municipal Bond Fund

[PIE CHART APPEARS HERE]  . One-year total return of 7.49%*
AAA/U.S. Guaranteed 70%   . Outperformed Lipper Peer Group average for one-year
AA                   7%      period
A                   10%   . 77% of the fund was invested in AA or higher rated
BBB/NR              13%      bonds


Nuveen Flagship North Carolina Municipal Bond Fund

[PIE CHART APPEARS HERE]  . One-year total return of 7.08%*
AAA/U.S. Guaranteed 36%   . Outperformed Lipper Peer Group average for one-year
AA                  38%      period
A                   15%   . 74% of the fund was invested in AA or higher rated
BBB/NR              11%      bonds

Nuveen Flagship Tennessee Municipal Bond Fund

[PIE CHART APPEARS HERE]  . One-year total return of 6.96%*
AAA/U.S. Guaranteed 46%   . Outperformed Lipper Peer Group average for one-year
AA                  30%      period
A                   15%   . 76% of the fund was invested in AA or higher rated
BBB/NR               9%      bonds



    Contents
 1  Dear Shareholder
 4  Nuveen Flagship Georgia Municipal Bond Fund Commentary and Overview
 6  Nuveen Flagship Louisiana Municipal Bond Fund Commentary and Overview
 8 Nuveen Flagship North Carolina Municipal Bond Fund Commentary and Overview 10 Nuveen Flagship Tennessee Municipal Bond Fund Commentary and Overview
12  Portfolio of Investments
30  Statement of Net Assets
32  Statement of Operations
33  Statement of Changes in Net Assets
35  Notes to Financial Statements
40  Financial Highlights
44  Building Better Portfolios
45  Fund Information


*See your fund's performance overview in this report for more information.

Dear Shareholder



[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime to build. Once achieved, it should be preserved.

I'm pleased to report on the performance of your Nuveen Municipal Bond Fund for the 12 months ended November 30, 1998. Providing a high level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with the preservation of capital remains the primary investment objective for each of the funds covered in this report. In each case, we achieved this objective, illustrating once again that Nuveen Municipal Bond Funds can provide an excellent investment option for income-oriented investors.

The Year in Review
Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. The Federal Reserve intervened in an attempt to soften the impact of the financial crises by lowering short-term interest rates in September by a quarter of a point. Since that time, the Fed has twice again reduced rates, bringing the federal funds rate to 4.75%. As long-term interest rates fell to historic lows, investors were reminded of the importance of a well balanced portfolio and professional management. Despite the market volatility throughout the year, your Nuveen Municipal Bond Fund continued to provide attractive current market yields and after-tax total returns. Your fund represented a bright spot among fixed-income investments. In addition, the funds have maintained good levels of call protection, which provides a strong foundation for potentially stable income streams in the future. Looking ahead, we will continue to focus on new municipal bond issuance while leveraging our institutional position to buy and sell securities at competitive prices and identifying undervalued securities through proprietary market research.

Municipal Market Review

Over the past year, declining interest rates drove yields on 30-year Treasuries to their lowest levels since 1977. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 26 basis points -- from 5.36% to 5.10% -- compared with the 99-point drop, to 5.06%, in Treasury yields over the past 12 months. As of November 30, 1998, the ratio of long-term municipal yields to 30-year Treasury yields stood at 100.8%, compared with the more typical range of 86-87%. Over the past few months, this ratio has climbed as high as 104%. For investors, this means that long-term municipal bonds currently offer about the same yield as Treasury bonds with comparable maturities, before taxes are taken into account. On an after-tax basis, municipal bonds present an even more attractive investment option relative to Treasuries.

One of the main factors in the steep decline in Treasury yields during the past year was the strong interest in these investments by international investors. As the financial turmoil in Asia continued to spread to economies worldwide and the dollar strengthened against foreign currencies, the demand for U.S. dollar-denominated Treasury securities increased. In the municipal market, where foreign demand was limited by an inability of foreign investors to benefit from the tax advantages of municipals, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first eleven months of 1998 saw over $255 billion of municipal issuance, up 28.4% over the same period in 1997. In terms of total issuance, this put 1998 on

"The key to taking advantage of the exceptional values currently available in the financial markets is the expertise of a market specialist, such as Nuveen Investment Advisory Services."

pace to be the second largest year on record.

In addition, the continued strength of the U.S. economy brought about improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In the third quarter of 1998, upgraded issues by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.

Nuveen Expertise Is Key
The key to taking advantage of the exceptional values currently available in the financial markets is the expertise of a market specialist, such as Nuveen Investment Advisory Services. To this end, Nuveen has assembled the Premier Advisers/SM/, a growing group of experts that can provide time-tested experience and insight in a variety of investment categories. In addition to Nuveen Investment Advisory Services, our Premier Adviser for tax-free investing, you can rely on our other Premier Advisers for equity investments, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services, Inc. for growth investing. For more information about the funds managed by these Premier Advisers, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can assist you in establishing a diversified portfolio designed to help you build and sustain long-term financial security. Over the past 100 years, Nuveen has evolved from a company that dealt with only municipal bonds into a nationally respected firm that handles a variety of investment options. I look forward to continuing this exciting journey. We are grateful for the confidence you have shown in us, and we intend to continue earning your trust in the years ahead.

Sincerely,



/s/ Timothy R. Schwertfeger
---------------------------
Timothy R. Schwertfeger
Chairman of the Board

January 15, 1999

Nuveen Flagship Georgia Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Tom O'Shaughnessy discusses the Nuveen Flagship Georgia Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended November 30, 1998 and all performance statistics are quoted for Class A shares.



What is the status of Georgia's economy and its municipal market?
In recent years, Georgia has benefited from steady growth in both the economy and employment, largely as a result of the state's stable and varied economic base. The Georgia economy is well-diversified among the trade, service, and transportation sectors, and less dependent on agriculture than ever before. Plus, the state has been somewhat insulated from international financial turmoil, in part because the state's goods and services are consumed primarily within the U.S.

In addition to economic growth, Georgia's population growth is among the highest in the U.S., a trend that is expected to continue as Atlanta builds on its reputation as a source of good jobs for college graduates. That population growth, combined with the state's healthy economy, low cost of doing business, availability of land and water, and centralized location, should help Georgia's economic growth continue to outpace the national average in 1999.

In spite of those strong economic conditions, however, the municipal market in 1998 was dominated by issuance in a very small number of sectors. In fact, although Georgia ranked 12th among the states in year-to-date municipal issuance as of November 30, 1998, a large portion of that supply came from the hospital sector, which made it difficult to maintain a well-diversified portfolio.

How did the Nuveen Flagship Georgia Municipal Bond Fund's underlying portfolio perform during the past year?
Over the past 12 months, the Nuveen Flagship Georgia Municipal Bond Fund generated a total return on net asset value of 6.86%, equivalent to a taxable total return of 9.63% for investors in the combined 35.1% federal and state income tax bracket. That performance was in line with the 6.89% average annual total return posted by the Lipper Georgia Municipal Debt Peer Group* of 34 municipal bond funds.

What key strategies were used over the course of the year? Were there any particular sectors in which Nuveen looked for undervalued securities?
As mentioned earlier, the lopsided, hospital-heavy municipal bond supply in Georgia this year increased the challenge of keeping the portfolio both well diversified and fully invested. In response to that challenge, we sought out selected opportunities in other sectors, including the housing and general obligation sectors. The portfolio's two largest sector allocations were limited tax obligation bonds and U.S. Guaranteed securities, which accounted for 23% and 16%, respectively, of the fund's investments, as of November 30, 1998.

Another event of note this year was a slight steepening of the yield curve, meaning that bonds at the long end of the maturity spectrum began offering more attractive yields than those with slightly shorter maturities. As a result of that move, we began finding value among longer-term bonds that offered attractive levels of income.

Finding bonds with good call protection was also important. Call protection insulates investors from income erosion, especially in a declining interest rate environment. Regarding the Georgia fund, less than 10% of the portfolio is callable prior to 2002.

The fund also maintained its primary focus on high-quality securities, with 71% of the portfolio invested in bonds rated AAA or AA as of November 30, 1998. However, when there is ample municipal supply, Nuveen's extensive research capabilities also make it possible for us to identify lower-rated debt that we believe offers both strong quality characteristics and the opportunity for additional yield.

What is your outlook for the Nuveen Flagship Georgia Municipal Bond Fund?
We will continue to manage the fund by seeking out undervalued securities that provide both attractive income and the opportunity for price appreciation relative to the market, consistent with the preservation of capital.

Housing bonds will be prime candidates for addition to the portfolio as a way to increase yield. Single family housing bonds often have higher yields than other bonds of similar maturities because the housing bonds are subject to early calls if home owners pre-pay their mortgages. In today's market, however, we view this prepayment risk as minimal due to the present low level of interest rates.

We also expect to see fewer insured issues coming to market, which should create more buying opportunities in the months ahead and make the portfolio's current insured holdings even more attractive.


* The Lipper Peer Group return represents the average annualized return of the 34 funds in the Lipper Georgia Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

                  Nuveen Flagship Georgia Municipal Bond Fund
                  Performance Overview
                  As of November 30, 1998

[BAR CHART APPEARS HERE]

12/97    .047
 1/98    .047
 2/98    .047
 3/98    .047
 4/98    .046
 5/98    .046
 6/98    .046
 7/98    .046
 8/98    .046
 9/98    .046
10/98    .045
11/98    .045


Top 5 Sectors (as a % of total investments)
Tax Obligation (Limited)                    23%
 ...............................................
U.S. Guaranteed                             16%
 ...............................................
Housing (Multifamily)                       12%
 ...............................................
Health Care                                 12%
 ...............................................
Housing (Single Family)                      9%
-----------------------------------------------


Portfolio Statistics

Share Class                                                  A        B        C          R
-------------------------------------------------------------------------------------------
Inception Date                                            3/86     2/97     1/94       2/97
 ...........................................................................................
Net Asset Value                                         $11.27   $11.29   $11.25   $  11.23
 ...........................................................................................
Total Net Assets ($000)                                                            $154,929
 ...........................................................................................
Effective Maturity (Years)                                                            20.94
 ...........................................................................................
Modified Duration (Years)                                                              7.33
-------------------------------------------------------------------------------------------

Annualized Total Return/1/

Share Class                                    A(NAV)  A(Offer)        B        C          R
--------------------------------------------------------------------------------------------
1-Year                                          6.86%     2.34%    6.16%    6.40%      7.12%
 ............................................................................................
5-Year                                          6.45%     5.54%    5.83%    5.83%      6.46%
 ............................................................................................
10-Year                                         7.80%     7.34%    7.33%    7.20%      7.81%
--------------------------------------------------------------------------------------------

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Nuveen Flagship Louisiana Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Mike Davern discusses the Nuveen Flagship Louisiana Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended November 30, 1998 and all performance statistics are quoted for Class A shares.



What is the status of Louisiana's economy and its municipal market?
The Louisiana economy remains dependent on oil and gas, which, in light of 10 years of declining gas prices, has thwarted any significant growth. However, technological advances have enhanced drilling and processing efficiency, and the state has seen gains outside the oil industry, specifically in the agribusiness and tourism sectors of the economy.

Despite these signs of improvement, Louisiana's economy remains fundamentally under diversified, which is reflected by a relatively low credit rating (A2/A-/A). Louisiana's unemployment numbers continue to exceed the national average, and the state's economy is expected to underperform that of the nation as a whole unless there is a sustained surge in oil prices.

Largely in response to low interest rates, an expansive national economy and growing infrastructure and school financing needs, the state's municipal bond issuance grew dramatically in 1998. In fact, issuance was up 74% over 1997 levels and is expected to remain heavy for some time to come.

How did the Nuveen Flagship Louisiana Municipal Bond Fund's underlying portfolio perform during the past year?
Over the past 12 months, the Nuveen Flagship Louisiana Municipal Bond Fund generated a total return on net asset value of 7.49%, equivalent to a taxable total return of 10.15% for investors in the combined 33.9% federal and state income tax bracket. That performance exceeded the 6.81% average annual total return posted by the Lipper Louisiana Municipal Debt Peer Group* of 11 municipal bond funds.

What key strategies were used over the course of the year? Were there any particular sectors in which Nuveen looked for undervalued securities?
In general, we spent the recent period further improving the Nuveen Flagship Louisiana Municipal Bond Fund's portfolio structure by adding high-quality securities offering good protection against calls, higher coupons and attractive value relative to the larger market.

We sought out those securities in two ways. First, we looked to make new purchases in sectors offering bonds that our managers believe were not fully priced by the market. The fund's two largest sector allocations were healthcare securities and single family housing bonds, which accounted for 19% and 18%, respectively, of the fund's investments, as of November 30, 1998. These sectors not only experienced some of the state's heaviest issuance volume, they performed well during the period and offered some opportunities to find value.

Second, we took advantage of the slightly wider yield spreads between higher and lower-rated securities. If a bond has a lower credit rating, it is rewarded with a higher yield. Conversely, AAA rated securities pay lower interest rates due to the fact that there is minimal credit risk to the issue.

While searching for investment-grade securities, Nuveen's extensive research capabilities give us the ability to identify lower-rated debt with minimal risk that we believe offers both strong quality characteristics and the opportunity for additional yield. In Louisiana, we found attractive lower-rated bonds in a number of sectors, and the fund's portfolio continues to be of very high quality, with 77% of its holdings rated AAA or AA.

Finding bonds with good call protection was also important. Call protection insulates investors from income erosion, especially in a declining interest rate environment. Regarding the Louisiana fund, less than 10% of the portfolio is callable prior to 2002.

What is your outlook for the Nuveen Flagship Louisiana Municipal Bond Fund?
We will continue to manage the fund by seeking out undervalued securities that provide both attractive income and the opportunity for price appreciation relative to the market, consistent with the preservation of capital.

Housing bonds will continue to be prime candidates for addition to the portfolio as a way to increase yield. Single family housing bonds often have higher yields than other bonds of similar maturities because the housing bonds are subject to early calls if home owners pre-pay their mortgages. In today's market, however, we view this prepayment risk as minimal due to the present low level of interest rates.

We will also continue to work closely with Nuveen's research team to identify lower rated credits that we believe are of fundamentally high quality, adding yield to the portfolio without compromising the overall quality of the portfolio.


* The Lipper Peer Group return represents the average annualized return of the 11 funds in the Lipper Louisiana Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

Nuveen Flagship Louisiana Municipal Bond Fund

Performance Overview

As of November 30, 1998


 Monthly Tax-Free Dividends (Class A Shares)/1/

[BAR CHART APPEARS HERE]
12/97    .049
 1/98    .049
 2/98    .049
 3/98    .049
 4/98    .048
 5/98    .048
 6/98    .048
 7/98    .048
 8/98    .048
 9/98    .048
10/98    .047
11/98    .047

Top 5 Sectors (as a % of total invesments)

Health Care               19%
 .............................
Housing (Single Family)   18%
 .............................
U.S. Guaranteed           11%
 .............................
Tax Obligation (General)  11%
 .............................
Tax Obligation (Limited)   9%
-----------------------------


 Portfolio Statistics
Share Class                                        A          B          C            R
---------------------------------------------------------------------------------------
Inception Date                                  9/89       2/97       2/94         2/97
 .......................................................................................
Net Asset Value                               $11.66     $11.65     $11.65     $  11.66
 .......................................................................................
Total Net Assets ($000)                                                        $125,966
 .......................................................................................
Effective Maturity (Years)                                                        21.82
 .......................................................................................
Modified Duration (Years)                                                          7.89
---------------------------------------------------------------------------------------

 Annualized Total Return/2/
Share Class                       A(NAV)    A(Offer)          B          C            R
---------------------------------------------------------------------------------------
1-Year                             7.49%       2.99%      6.72%      6.94%        7.62%
 .......................................................................................
5-Year                             6.72%       5.81%      6.06%      6.13%        6.80%
 .......................................................................................
Since Inception                    8.43%       7.93%      7.90%      7.84%        8.47%
---------------------------------------------------------------------------------------


1 The Fund also paid shareholders taxable distributions in December of $0.0387 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Nuveen Flagship North Carolina Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Tom O'Shaughnessy discusses the Nuveen Flagship North Carolina Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended November 30, 1998 and all performance statistics are quoted for Class A shares.


What is the status of North Carolina's economy and its municipal market?

While economic sectors that have traditionally been important to North Carolina have suffered significant job losses--furniture and textiles in particular--the state's up-and-coming sectors such as high-technology and pharmaceuticals have helped buffer the economy against those losses. In fact, the state's increased economic diversification should help it weather a downturn better than it has in the past.

Overall, the state's economic growth continued in 1998, although it has slowed. Population and job growth should continue to add some fuel to the economy, as should advantages like the state's low cost of doing business, its numerous universities, a strong durable manufacturing sector, and the state's many ports, which aid international commerce.

In spite of those strong economic conditions, however, the municipal market in 1998 was dominated by issuance in a very small number of sectors. In fact, although North Carolina ranked 16th among the states in year-to-date issuance as of November 30, 1998, a preponderance of supply came from the hospital sector, which made it difficult to identify good values in the market and maintain a well-diversified portfolio.

How did the Nuveen Flagship North Carolina Municipal Bond Fund's underlying portfolio perform during the past year?

Over the past 12 months, the Nuveen Flagship North Carolina Municipal Bond Fund generated a total return on net asset value of 7.08%, equivalent to a taxable total return of 10.00% for investors in the combined 36.3% federal and state income tax bracket. That performance exceeded the 6.99% average annual total return posted by the Lipper North Carolina Municipal Debt Peer Group* of 40 municipal bond funds.

What key strategies were used over the course of the year? Were there any particular sectors in which Nuveen looked for undervalued securities?

As mentioned earlier, the imbalance with hospital-heavy municipal bond supply in North Carolina this year increased the challenge of keeping the portfolio both well diversified and fully invested. In response to that challenge, we sought out selected opportunities in other, less active sectors, including the housing and general obligation sectors. The portfolio's two largest sector allocations were healthcare and limited tax obligations, which accounted for 19% and 18%, respectively, of the fund's investments, as of November 30, 1998.

Another event of note this year was a slight steepening of the yield curve, meaning that bonds at the long end of the maturity spectrum began offering more attractive yields than those with slightly shorter maturities. As a result of that move, we began finding value among longer-term bonds during the period.

Finding bonds with good call protection was also important. Call protection insulates investors from income erosion, especially in a declining interest rate environment. Regarding the North Carolina fund, less than 10% of the portfolio is callable prior to 2002.

The fund also maintained its primary focus on high-quality securities, with 74% of portfolio invested in bonds rated AAA or AA as of November 30, 1998. However, Nuveen's extensive research capabilities also make it possible for us to identify lower-rated debt that we believe offers both strong quality characteristics and the opportunity for additional yield.

What is your outlook for the Nuveen Flagship North Carolina Municipal Bond Fund?

We will continue to manage the fund by seeking out undervalued securities that provide both attractive income and the opportunity for price appreciation relative to the market, consistent with the preservation of capital.

In the coming months, we will work to reduce the portfolio's number of holdings in the overabundant healthcare sector. Housing bonds will be prime candidates to replace the healthcare bonds and as a way to increase yield. Single family housing bonds often have higher yields than other bonds of similar maturities because the housing bonds are subject to early calls if home owners pre-pay their mortgages. In today's market, however, we view this prepayment risk as minimal due to the present low level of interest rates.

We also expect to see fewer insured issues coming to market, which should create more buying opportunities in the months ahead and make the portfolio's current insured holdings even more attractive.

* The Lipper Peer Group return represents the average annualized return of the 40 funds in the Lipper North Carolina Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

Nuveen Flagship North Carolina Municipal Bond Fund

Performance Overview

As of November 30, 1998


 Monthly Tax-Free Dividends (Class A Shares)/1/

[BAR CHART APPEARS HERE]

12/97            .0445
 1/98            .0445
 2/98            .0445
 3/98            .0445
 4/98            .0445
 5/98            .0445
 6/98            .0445
 7/98            .0430
 8/98            .0430
 9/98            .0430
10/98            .0430
11/98            .0430

 Top 5 Sectors (as a % of total invesments)

Health Care                                  19%
 .................................................
Tax Obligation (Limited)                     18%
 .................................................
Utilities                                    17%
 .................................................
Housing (Single Family)                      13%
 .................................................
U.S. Guaranteed                              11%
-------------------------------------------------



 Portfolio Statistics

Share Class                                 A        B        C          R
--------------------------------------------------------------------------
Inception Date                           3/86     2/97    10/93       2/97
 ..........................................................................
Net Asset Value                        $10.71   $10.71   $10.69     $10.71
 ..........................................................................
Total Net Assets ($000)                                           $206,471
 ..........................................................................
Effective Maturity (Years)                                           20.74
 ..........................................................................
Modified Duration (Years)                                             7.46
--------------------------------------------------------------------------

 Annualized Total Return/2/

Share Class                  A(NAV)  A(Offer)        B        C          R
--------------------------------------------------------------------------
1-Year                        7.08%     2.59%    6.19%    6.39%      7.37%
 ..........................................................................
5-Year                        5.58%     4.67%    4.93%    4.97%      5.64%
 ..........................................................................
10-Year                       7.49%     7.03%    7.02%    6.88%      7.52%
--------------------------------------------------------------------------

1 The Fund also paid shareholders taxable distributions in December of $0.0023 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Nuveen Flagship Tennessee Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Tom O'Shaughnessy discusses the Nuveen Flagship Wisconsin Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended November 30, 1998 and all performance statistics are quoted for Class A shares.


What is the status of Tennessee's economy and its municipal market?
Although Tennessee's economy is fundamentally sound, its growth is slowing. The state has increased exposure to national economic cycles, in part because of an increase in auto and truck manufacturing within its borders, including plants owned by Nissan, Peterbilt and Saturn. Tennessee has also been hit by losses in the textile and apparel manufacturing sectors, although growth in the service, trade, and durable manufacturing sectors has somewhat offset them.

Overall, Tennessee's growth is slower than it was just a few years ago, which can be attributed in part to global and national economic slowdowns as well as a tight labor market.

In spite of those strong economic conditions, however, the municipal market in 1998 was dominated by issuance in a very small number of sectors. In fact, although Tennessee ranked 17th among the states in year-to-date issuance as of November 30, 1998, a preponderance of supply came from the healthcare sector.

How did the Nuveen Flagship Tennessee Municipal Bond Fund's underlying portfolio perform during the past year?
Over the past 12 months, the Nuveen Flagship Tennessee Municipal Bond Fund generated a total return on net asset value of 6.96%, equivalent to a taxable total return of 9.71% for investors in the combined 35.1% federal and state income tax bracket. That performance exceeded the 6.82% average annual total return posted by the Lipper Tennessee Municipal Debt Peer Group* of 18 municipal bond funds.

What key strategies were used over the course of the year? Were there any particular sectors in which Nuveen looked for undervalued securities?
As mentioned earlier, the lopsided, hospital-heavy municipal bond supply in Tennessee this year increased the challenge of keeping the portfolio both well diversified and fully invested. In response to that challenge, we sought out selected opportunities in other, less prominent sectors, including single family housing and utilities.

The portfolio's two largest sector allocations were U.S. Guaranteed bonds and limited tax obligation securities, which accounted for 16% and 14%, respectively, of the fund's investments, as of November 30, 1998.

Another event of note this year was a slight steepening of the yield curve, meaning that bonds at the long end of the maturity spectrum began offering more attractive yields than those with slightly shorter maturities. As a result of that move, we began finding value among longer-term bonds during the period.

Finding bonds with good call protection was also important. Call protection insulates investors from income erosion, especially in a declining interest rate environment. Regarding the Tennessee fund, less than 10% of the portfolio is callable prior to 2002.

The fund also maintained its primary focus on high-quality securities, with 76% of portfolio invested in bonds rated AAA or AA as of November 30, 1998. However, Nuveen's extensive research capabilities also make it possible for us to identify lower-rated debt that we believe offers both strong quality characteristics and the opportunity for additional yield.

What is your outlook for the Nuveen Flagship Tennessee Municipal Bond Fund?
We will continue to manage the fund by seeking out undervalued securities that provide both attractive income and the opportunity for price appreciation relative to the market, consistent with the preservation of capital.

In the coming months, we will work to reduce the portfolio's number of holdings in the overabundant healthcare sector. Housing bonds will be prime candidates to replace the healthcare bonds and as a way to increase yield. Single family housing bonds often have higher yields than other bonds of similar maturities because the housing bonds are subject to early calls if home owners pre-pay their mortgages. In today's market, however, we view this prepayment risk as minimal due to the present low level of interest rates.

We also expect to see fewer insured issues coming to market, which should create more buying opportunities in the months ahead and make the portfolio's current insured holdings even more attractive.

*The Lipper Peer Group return represents the average annualized return of the 18 funds in the Lipper Tennessee Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

Nuveen Flagship Tennessee Municipal Bond Fund
Performance Overview
As of November 30, 1998

Monthly Tax-Free Dividends (Class A Shares)
[BAR CHART APPEARS HERE]
12/97    .049
 1/98    .047
 2/98    .047
 3/98    .047
 4/98    .047
 5/98    .047
 6/98    .047
 7/98    .047
 8/98    .047
 9/98    .047
10/98    .046
11/98    .046

Top 5 Sectors (as a % of total investments)

U.S. Guaranteed           16%
-----------------------------
Tax Obligation (Limited)  14%
-----------------------------
Health Care               12%
-----------------------------
Housing (Single Family)   11%
-----------------------------
Utilities                 10%
-----------------------------

Portfolio Statistics

Share Class                                                    A        B        C          R
---------------------------------------------------------------------------------------------
Inception Date                                             11/87     2/97    10/93       2/97
---------------------------------------------------------------------------------------------
Net Asset Value                                           $11.58   $11.59   $11.58   $  11.57
---------------------------------------------------------------------------------------------
Total Net Assets ($000)                                                              $323,025
---------------------------------------------------------------------------------------------
Effective Maturity (Years)                                                              20.31
---------------------------------------------------------------------------------------------
Modified Duration (Years)                                                                7.25
---------------------------------------------------------------------------------------------

Annualized Total Return/1/

Share Class                                      A(NAV)  A(Offer)        B        C          R
----------------------------------------------------------------------------------------------
1-Year                                            6.96%     2.46%    6.27%    6.45%      7.25%
----------------------------------------------------------------------------------------------
5-Year                                            5.82%     4.91%    5.19%    5.23%      5.87%
----------------------------------------------------------------------------------------------
10-Year                                           7.69%     7.23%    7.22%    7.10%      7.72%
----------------------------------------------------------------------------------------------

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

                  Portfolio of Investments (Unaudited)
                  Nuveen Flagship Georgia Municipal Bond Fund
                  November 30, 1998


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Cyclical - 0.4%

  $    500,000  White County, Georgia, Development Authority, Industrial Development
                  Revenue Refunding, Springs Industries, Inc., 6.850%, 6/01/10               6/02 at 102        BBB+   $    534,715
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 2.1%

     1,000,000  Development Authority of Cartersville (Georgia), Water and Wastewater        5/02 at 102          A+      1,096,570
                  Facilities Revenue Bonds, Series 1992 (Anheuser-Busch Project),
                  6.750%, 2/01/12 (Alternative Minimum Tax)

     2,000,000  Development Authority of Cartersville (Georgia), Sewage Facilities           5/07 at 101          A+      2,178,260
                   Refunding Revenue Bonds (Anheuser-Busch Project), Series 1997,
                   6.125%, 5/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 1.1%

     1,000,000  Private Colleges and Universities Authority (Georgia), Revenue Bonds        No Opt. Call         AAA      1,210,390
                  (Mercer University Project), Series 1991, 6.500%, 11/01/15

       500,000  Private Colleges and Universities (Georgia), Revenue Refunding (Spelman      6/04 at 102         AAA        557,025
                  College Project), 6.200%, 6/01/14
------------------------------------------------------------------------------------------------------------------------------------
                Forest and Paper Products - 2.7%

     1,500,000  Brunswick and Glynn County (Georgia), Development Authority, Revenue         3/08 at 102        Baa2      1,508,595
                  Refunding Bonds, Series 1998 (Georgia Pacific Corporation Project),
                  5.550%, 3/01/26 (Alternative Minimum Tax)

     1,000,000  Savannah, Georgia, Economic Development Authority, Pollution Control        No Opt. Call          A1      1,134,590
                  Revenue Refunding, Union Camp Corporation Project, 6.150%, 3/01/17

       500,000  Wayne County Development Authority, Solid Waste Disposal Revenue Bonds       7/00 at 102        BBB+        532,965
                  (ITT Rayonier, Inc. Project), Series 1990, 8.000%, 7/01/15 (Alternative
                  Minimum Tax)

     1,000,000  Wayne County Development Authority, Pollution Control Revenue Refunding      5/03 at 102        BBB+      1,065,860
                  (ITT Rayonier Inc. Project), 6.100%, 11/01/07
------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 11.6%

     5,000,000  Baldwin County Hospital Authority (Georgia), Revenue Bonds (Oconee          12/08 at 102         BBB      4,974,150
                  Regional Medical Center), Series 1998, 5.375%, 12/01/28

     3,000,000  Chatham County Hospital Authority (Savannah, Georgia), Hospital Revenue      1/07 at 102         AAA      3,074,250
                  Refunding and Improvement Bonds (Memorial Medical Center, Inc.), Series
                  1996A, 5.250%, 1/01/16

       500,000  Hospital Authority of Cherokee County, Georgia, Revenue Certificates,       12/00 at 102         AAA        541,065
                  Tax Exempt Series 1990, 7.250%, 12/01/15

     1,000,000  Coffee County Hospital Authority (Georgia), Revenue Anticipation            12/06 at 102         N/R      1,049,280
                  Certificates (Coffee Regional Medical Center, Inc. Project),
                  Series 1997A, 6.750%, 12/01/16

                Development Authority of the City of Dalton (Georgia), Revenue
                Certificates (Hamilton Health Care System), Series 1996:
     2,000,000    5.500%, 8/15/26                                                           No Opt. Call         AAA      2,175,880
     2,000,000    5.250%, 8/15/26                                                            2/07 at 102         AAA      2,021,100

     2,000,000  Development Authority of the City of  Dalton (Georgia), Revenue              2/08 at 101         Aaa      1,976,960
                  Certificates (Hamilton Health Care System), Series 1998, 5.000%,
                  8/15/28

     1,000,000  The Hospital Authority of Hall County and the City of Gainesville,          10/05 at 102         AAA      1,102,420
                  Revenue Anticipation Certificates (Northeast Georgia Healthcare
                  Project), Series 1995, 6.000%, 10/01/20

     1,000,000  Hospital Authority of Gwinnett County, Georgia, Revenue Anticipation         9/07 at 101         AAA      1,010,980
                  Certificates (Gwinnett Hospital System, Inc. Project), Series 1997A,
                  5.250%, 9/01/27


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily -- 11.9%

$  1,840,000    Housing Authority of the City of Augusta, Georgia, Mortgage Revenue          5/05 at 102          Aa   $  1,995,517
                  Refunding Bonds, Series 1995A (FHA Insured Mortgage Loan--River Glen
                  Apartments Section 8 Assisted Project), 6.500%, 5/01/27

     755,000    Housing Authority of Clayton County (Georgia), Multifamily Housing          12/05 at 102         AAA        785,170
                  Revenue Bonds, Series 1995 (The Advantages Project), 5.700%, 12/01/16

   1,000,000    Housing Authority of the County of DeKalb, Georgia,                          1/05 at 102         AAA      1,102,500
                  Multifamily Housing Revenue Bonds (The Lakes at Indian Creek
                  Apartments Project), Series 1994, 7.150%, 1/01/25 (Alternative
                  Minimum Tax)

   3,470,000    Housing Authority of the County of DeKalb, Georgia, Multifamily Housing      1/06 at 102           A      3,712,761
                  Revenue Bonds (Regency Woods I and II Project), Senior Series 1996A,
                  6.500%, 1/01/26

   4,000,000    Housing Authority of Fulton County, Georgia, Multifamily Housing Revenue     7/06 at 102           A      4,263,960
                  Bonds (Concorde Place Apartments Project), Series 1996A, 6.375%, 1/01/27
                  (Alternative Minimum Tax)

   4,715,000    Lawrenceville, Georgia, Housing Authority, Multifamily Revenue, Knollwood    6/07 at 102         AAA      5,214,649
                  Park Apartments Project, 6.250%, 12/01/29 (Alternative Minimum Tax)

   1,300,000    Macon, Georgia, Housing Authority, Mortgage Revenue Refunding, The Vistas,  10/04 at 102         Aaa      1,398,007
                  Series A, 6.450%, 4/01/26
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family -- 9.1%

                Housing Authority of Fulton County, Georgia, Single Family Mortgage Revenue
                Bonds (GNMA Mortgage-Backed Securities Program), Series 1995A:

     310,000      6.550%, 3/01/18 (Alternative Minimum Tax)                                  3/05 at 102         AAA        333,972
     105,000      6.600%, 3/01/28 (Alternative Minimum Tax)                                  3/05 at 102         AAA        111,354

                Housing Authority of Fulton County, Georgia, Single Family Mortgage
                Revenue Refunding Bonds (GNMA Mortgage-Backed Securities Program),
                Series 1996A:
     415,000      6.125%, 9/01/18 (Alternative Minimum Tax)                                  9/06 at 102         AAA        442,075
     655,000      6.200%, 9/01/27 (Alternative Minimum Tax)                                  9/06 at 102         AAA        698,865

                Georgia Housing and Finance Authority, Single Family Mortgage Bonds,
                1994 Series A (FHA Insured or VA Guaranteed Mortgage Loans):
   1,215,000      6.500%, 12/01/17 (Alternative Minimum Tax)                                12/04 at 102         AAA      1,305,044
     750,000      6.600%, 12/01/23 (Alternative Minimum Tax)                                12/04 at 102         AAA        807,630

   1,000,000    Georgia Housing and Finance Authority, Single Family Mortgage Bonds,         3/05 at 102         AAA      1,077,770
                  1995 Series A, Subseries A-2, 6.400%, 12/01/15 (Alternative Minimum Tax)

   2,500,000    Georgia Housing and Finance Authority, Single Family Mortgage Bonds,         6/05 at 102         AAA      2,707,025
                  1995 Series B, Subseries B-2, 6.550%, 12/01/27 (Alternative Minimum Tax)

   3,355,000    Georgia Housing and Finance Authority, Single Family Mortgage Bonds,         6/06 at 102         AAA      3,625,782
                  1996 Series A, Subseries A-2, 6.450%, 12/01/27 (Alternative Minimum Tax)

   1,000,000    Georgia Housing and Finance Authority, Single Family Mortgage Bonds,        12/08 at 101         AAA      1,005,060
                  1998 Series B2, 5.200%, 12/01/26 (Alternative Minimum Tax)

     215,000    Georgia Residential Finance Authority, Home Ownership Mortgage Bonds,       12/99 at 103         AA+        224,456
                  1989 Series D (Conventional Mortgage Loans), 7.800%, 6/01/21
                  (Alternative Minimum Tax)

     275,000    Georgia Residential Finance Authority, Home Ownership Mortgage Bonds,       12/00 at 103         AA+        289,982
                  1990 Series A (FHA Insured or VA Guaranteed Mortgage Loans), 7.750%,
                  6/01/18 (Alternative Minimum Tax)

   1,360,000    Georgia Residential Finance Authority, Home Ownership Mortgage Bonds,       12/01 at 103         AA+      1,448,781
                  1991 Series A (FHA Insured or VA Guaranteed Mortgage Loans), 7.250%,
                  12/01/21 (Alternative Minimum Tax)

      55,000    Georgia Residential Finance Authority, Single Family Mortgage Bonds,        12/98 at 103         AA+         56,775
                  1988 Series B (FHA Insured or VA Guaranteed Mortgage Loans), 8.000%,
                  12/01/16

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General -- 7.2%

   3,810,000    Peach County, Georgia, School District, General Obligation School Bonds,     2/05 at 102         AAA      4,372,889
                  Series 1994, 6.400%, 2/01/19

   4,870,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1997, 5.375%,   7/07 at 101 1/2           A      5,049,313
                  7/01/25

   1,500,000    Washington County, Georgia, School District, 6.875%, 1/01/14                 1/05 at 102         AAA      1,757,100

Portfolio of Investments (Unaudited)

November 30, 1998


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 21.9%

$    570,000    Development Authority of Burke County (Georgia), Industrial                  2/01 at 102           A    $   613,092
                  Development Revenue Bonds (Georgia Safe Corporation Project), Series
                  1991, 7.500%, 2/01/11 (Alternative Minimum Tax)

   1,150,000    Burke County Economic Development Authority, Georgia, Revenue Bonds         12/02 at 102           A      1,268,002
                  (Ritz Instrument Transformers, Inc. Project), Series 1991A, 7.250%,
                  12/01/11 (Alternative Minimum Tax)

   1,750,000    Association County Commissioners of Georgia, Leasing Program (Butts         12/04 at 102         AAA      1,998,325
                  County, Georgia, Public Purpose Project), Series 1994, Certificates
                  of Participation, 6.750%, 12/01/14

   1,000,000    The Hospital Authority of Clarke County, Georgia, Hospital Revenue           1/07 at 100         AAA        985,850
                  Certificates (Athens Regional Medical Center Project), Series
                  1996, 5.000%, 1/01/27

   1,215,000    Clayton County Solid Waste Management Authority (Georgia), Revenue           2/02 at 102          AA      1,315,116
                  Bonds, Series 1992A, 6.500%, 2/01/12

   3,000,000    Cobb-Marietta Coliseum and Exhibit Hall Authority (Georgia), Revenue        10/19 at 100         AAA      3,350,400
                  Refunding Bonds, Series 1993, 5.625%, 10/01/26

   1,000,000    Downtown Smyrna Development Authority (Georgia), Revenue Bonds,              2/05 at 102         AAA      1,158,590
                  Series 1994, 6.600%, 2/01/17

   2,765,000    Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax           No Opt. Call          AA      3,210,414
                  Revenue Bonds, Refunding  Series N, 6.250%, 7/01/18

     500,000    Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax           No Opt. Call         AAA        593,380
                  Revenue Bonds, Refunding Series P, 6.250%, 7/01/20
                Puerto Rico Highway and Transportation Authority, Highway
                  Revenue Bonds, Series Y of 1996:
   2,000,000      5.500%, 7/01/26                                                        7/06 at 101 1/2           A      2,096,280
   7,000,000      5.500%, 7/01/36                                                            7/16 at 100           A      7,555,520

     125,000    Puerto Rico Infrastructure Finance Authority, Special Tax Revenue            7/00 at 100         BBB+       127,919
                  Bonds, Series 1988A, 7.750%, 7/01/08

   8,055,000    Upper Oconee Basin Water Authority (Georgia), Revenue Bonds, Series          7/08 at 102         AAA      8,212,314
                  1997, 5.250%, 7/01/27
   1,250,000    Hospital Authority of Ware County (Georgia), Revenue Anticipation            3/02 at 102         AAA      1,369,625
                  Certificates, Series 1992A (Satilla Park Hospital),6.625%, 3/01/15

------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 0.7%

   1,000,000    City of Atlanta, Georgia, Airport Facilities Revenue Refunding Bonds,        1/07 at 101         AAA      1,063,440
                  Series 1996, 5.250%, 1/01/10

------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 15.8%

                Chatham County Hospital Authority, Hospital Revenue Bonds (Memorial
                  Medical Center, Inc.) (Savannah, Georgia), Series 1990A:
     100,000      7.000%, 1/01/10 (Pre-refunded to 1/01/01)                                  1/01 at 102         AAA        108,616
   1,130,000      7.000%, 1/0121 (Pre-refunded to 1/01/01)

     505,000    Cherokee County Water and Sewerage Authority (Georgia), Revenue             No Opt. Call          AAA       702,708
                  Bonds, Series 1985, 9.750%, 8/01/09

   3,400,000    Cobb-Marietta Coliseum and Exhibit Hall Authority (Georgia), Revenue        10/01 at 102         AAA      3,746,562
                  Bonds, Series 1991, 6.750%, 10/01/26 (Pre-refunded to 10/01/01)

     500,000    Hospital Authority of Colquitt County, Georgia, Hospital Revenue             3/02 at 102         AAA        554,935
                  Certificates, Series 1992, 6.700%, 3/01/12 (Pre-refunded to 3/01/02)

   1,000,000    City of Conyers (Georgia), Water and Sewerage Revenue Bonds, Series          7/04 at 102         AAA      1,147,650
                  1994A, 6.600%, 7/01/15

     800,000    Downtown Marietta Development Authority (Georgia), Revenue Bonds,            1/02 at 102         Aaa        881,704
                  Series 1992, 6.600%, 1/01/19 (Pre-refunded to 1/01/02)

                Fulco Hospital Authority, Revenue Anticipation Certificates (Georgia
                  Baptist Health Care System Project), Series 1992A:
   3,000,000      6.250%, 9/01/13 (Pre-refunded to 9/01/02)                                  9/02 at 102     Baa1***      3,310,590
   2,600,000      6.375%, 9/01/22 (Pre-refunded to 9/01/02)                                  9/02 at 102     Baa1***      2,880,436

   2,250,000    Fulco Hospital Authority, Refunding Revenue Anticipation Certificates        9/02 at 102     Baa1***      2,492,685
                  (Georgia Baptist Health Care System Project), Series 1992B, 6.375%,
                  9/01/22 (Pre-refunded to 9/01/02)
     500,000    City of Gainesville, Georgia, Water and Sewer Series 1990 B, 7.200%,        11/00 at 102         AAA        544,755
                  11/15/10  (Pre-refunded to 11/15/00)


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$  1,855,000    Development Authority of the City of Marietta (Georgia), Revenue            12/99 at 102         AAA   $  1,966,170
                  Bonds (Life College, Inc.), Series 1989, 7.250%, 12/01/19
                  (Pre-refunded to 12/01/99)

   1,200,000    Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax            7/99 at 102         AAA      1,252,284
                  Revenue Bonds, Series L, 7.200%, 7/01/20 (Pre-refunded to 7/01/99)

   1,650,000    Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax            7/04 at 102         AAA      1,923,653
                   Revenue Bonds, Second Indenture Series, Series 1994A, 6.900%,
                   7/01/20 (Pre-refunded to 7/01/04)

   1,015,000    Peach County, Georgia, School District, General Obligation School            2/05 at 102         AAA      1,159,445
                  Bonds, Series 1994, 6.300%, 2/01/14 (Pre-refunded to 2/01/05)

     500,000    Hospital Authority of Ware County (Georgia), Revenue Anticipation            3/01 at 102         AAA        532,305
                  Certificates, Series 1991, 7.125%, 3/01/15 (Pre-refunded to 3/01/01)
------------------------------------------------------------------------------------------------------------------------------------
                Utilities -- 8.3%

   1,800,000    Development Authority of Appling County (Georgia), Pollution Control         1/04 at 101         AAA      2,039,040
                  Revenue Bonds (Oglethorpe Power Corporation Hatch Project), Series 1994,
                  7.150%, 1/01/21

   1,500,000    Municipal Electric Authority of Georgia, General Power Revenue Bonds,        1/15 at 100           A      1,735,950
                  1992B Series, 6.375%, 1/01/16

                Municipal Electric Authority of Georgia, Power Revenue Bonds, Series Z:
   1,000,000      5.500%, 1/01/12                                                            1/10 at 100         AAA      1,086,170
   1,000,000      5.500%, 1/01/20                                                           No Opt. Call         AAA      1,069,670

                Development Authority of Monroe County (Georgia), Pollution Control
                Revenue Bonds (Oglethorpe Power Corporation Scherer Project), Series 1992A:
     500,000      6.750%, 1/01/10                                                           No Opt. Call           A        595,155
   1,000,000      6.800%, 1/01/12                                                           No Opt. Call           A      1,210,160

   2,000,000    Municipal Electric Authority of Georgia, Project One Subordinated            1/07 at 101         AAA      2,037,940
                  Bonds, Series 1997A, 5.125%, 1/01/16

   1,250,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,         7/04 at 100        BBB+      1,285,900
                  5.500%, 7/01/20

   4,500,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series O,        No Opt. Call         AAA      1,850,085
                  0.000%, 7/01/17
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer -- 4.0%

                City of Brunswick, Georgia, Water and Sewerage Revenue Refunding and
                Improvement Bonds, Series 1992:
     500,000      6.000%, 10/01/11                                                          No Opt. Call         AAA        575,925
     400,000      6.100%, 10/01/19                                                          No Opt. Call         AAA        467,685

   2,000,000    Cherokee County (Georgia), Water and Sewerage Authority,                    No Opt. Call         AAA      2,190,280
                  Water and Sewerage Revenue Bonds, Refunding and Improvements,
                  Series 1993, 5.500%, 8/01/23

   1,500,000    Henry County, Georgia, and Henry County Water and Sewerage Authority,       No Opt. Call         AAA      1,763,865
                  Water and Sewerage Revenue Bonds, Series 1996, 6.150%, 2/01/20

   1,000,000    City of Milledgeville (Georgia), Water and Sewerage Revenue and             No Opt. Call         AAA      1,152,110
                  Refunding Bonds, Series 1996, 6.000%, 12/01/16
------------------------------------------------------------------------------------------------------------------------------------
$141,305,000    Total Investments - (cost $137,505,053) - 96.8%                                                         149,941,553
============------------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities - 1.4%

$  2,200,000    Residential Care Facility for the Elderly, Authority of Fulton County                           A-1+      2,200,000
============      (Georgia), Variable Rate Demand Refunding Revenue Bonds (Lenbrook Square
                  Foundation, Inc. Project), Series 1996, 3.250%, 1/01/18+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      2,787,820
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $154,929,373
                ====================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                 Portfolio of Investments (Unaudited)
                 Nuveen Flagship Louisiana Municipal Bond Fund
                 November 30, 1998

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Basic Materials--1.3%

$  1,500,000    Parish of St. Charles, State of Louisiana, Pollution Control Revenue        11/02 at 102         BBB   $  1,651,230
                  Bonds (Union Carbide Corporation), Series 1992, 7.350%, 11/01/22
                  (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations--4.8%

     750,000    Louisiana Public Facilities Authority, College and University               10/99 at 102          A+        788,138
                  Equipment and Capital Facilities Revenue Refunding Bonds (Loyola
                  University Project), Series 1989A, 7.250%, 10/01/09

     380,000    Louisiana Public Facilities Authority, College and University                4/02 at 102          A+        418,589
                  Equipment and Capital Facilities Revenue Refunding Bonds (Loyola
                  University Project), Series 1992, 6.750%, 4/01/10

     775,000    Louisiana Public Facilities Authority, Student Loan Revenue Bonds,           9/02 at 102         Aaa        821,291
                  Series 1992A-2 (Senior), 6.600%, 3/01/03 (Alternative Minimum Tax)

   1,000,000    Louisiana Public Facilities Authority, Revenue Bonds (Tulane                12/07 at 102         AAA      1,070,140
                  University of Louisiana), Series 1997, 5.600%, 12/15/27

   1,000,000    Louisiana Public Facilities Authority, Revenue and Refunding Bonds           9/07 at 102         AAA      1,015,940
                  (Xavier University of Louisiana Project), Series 1997, 5.250%, 9/01/27

   1,000,000    Louisiana Public Facilities Authority, Revenue and Refunding Bonds           2/08 at 102         AAA        991,590
                  (Dillard University Project), Series 1998, 5.000%, 2/01/28

     960,000    Board of Supervisors of Louisiana State University and Agricultural         10/08 at 102         AAA        945,638
                  and Mechanical College, Revenue and Refunding Bonds (University of
                  New Orleans Project), Series 1998, 5.000%, 10/01/30
-----------------------------------------------------------------------------------------------------------------------------------
                Energy--5.2%

   1,000,000    Lake Charles, Louisiana, Harbor and Terminal District, Port                 12/02 at 102         BBB      1,095,450
                  Facilities Refunding Revenue Bonds, Series 1992 (Occidental
                  Petroleum Corporation Project), 7.200%, 12/01/20

     500,000    Louisiana Offshore Terminal Authority, Deepwater Port Refunding              9/01 at 102           A        547,030
                  Revenue Bonds (LOOP Inc. Project), First Stage Series 1991B,
                  7.200%, 9/01/08

     475,000    Louisiana Offshore Terminal Authority, Deepwater Port Refunding              9/00 at 102           A        511,167
                  Revenue Bonds (LOOP Inc. Project), First Stage Series E, 7.600%,
                  9/01/10

   1,000,000    Louisiana Offshore Terminal Authority, Deepwater Port Refunding             10/08 at 100           A      1,000,310
                  Revenue Bonds, Series 1998 (LOOP Inc. Project), 5.200%, 10/01/18

   3,150,000    Parish of St. Bernard, State of Louisiana, Exempt Facility Revenue          11/06 at 102          AA      3,422,444
                  Bonds (Mobil Oil Corporation Project), Series 1996, 5.900%,
                  11/01/26 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Forest and Paper Products--3.9%

   1,640,000    Parish of DeSoto, Louisiana, Environmental Improvement Revenue               6/05 at 102          A3      1,798,637
                  Refunding Bonds, 1995 Series B (International Paper Company Project),
                  6.550%, 4/01/19 (Alternative Minimum Tax)

   3,000,000    Parish of Natchitoches, State of Louisiana, Solid Waste Disposal            12/03 at 102           A-     3,126,510
                  Revenue Bonds (Willamette Industries Project), Series 1993, 5.875%,
                  12/01/23 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care--19.3%

   1,000,000    Jefferson Parish Hospital District No. 1, Parish of Jefferson, State         1/09 at 101         AAA        988,750
                  of Louisiana, Fixed Rate Hospital Revenue Bonds (West Jefferson Medical
                  Center), Series 1998A, 5.000%, 1/01/21

   1,000,000    Louisiana Public Facilities Authority, Hospital Revenue and Refunding        7/07 at 101         AAA      1,021,380
                  Bonds (Womans Hospital Foundation Project), Series 1997, 5.375%,
                  10/01/22

   1,000,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds               No Opt. Call         AAA      1,116,720
                  (Franciscan Missionaries of Our Lady Health System Project),
                  Series 1998A, 5.750%, 7/01/25

   5,000,000    Louisiana Public Facilities Authority, Hospital Revenue and Refunding        1/08 at 102        BBB+      4,892,600
                  Bonds (Lincoln Health System Project), Series 1998, 5.150%, 1/01/19

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

$  1,325,000    Louisiana Public Facilities Authority, Revenue Bonds, Series 1992-B          5/02 at 102         AAA   $  1,445,747
                 (Alton Ochsner Medical Foundation Project), 6.500%, 5/15/22

   3,400,000    Louisiana Public Facilities Authority, Health Facilities Revenue            No Opt. Call         AA+      3,414,314
                 Refunding Bonds (Sisters of Mercy Health System, St. Louis, Inc.),
                 Series 1993A, 5.000%, 6/01/19

   2,500,000    Louisiana Public Facilities Authority, Revenue Bonds (General Health,       11/04 at 102         AAA      2,809,425
                 Inc. Project), Series 1994, 6.375%, 11/01/24

     500,000    Louisiana Public Facilities Authority, Revenue Bonds (Mary Bird Perkins      1/05 at 102         AAA        555,675
                 Cancer Center Project), Series 1994, 6.200%, 1/01/19

   2,180,000    St. Tammany Parish Hospital Service District No. 2, State of Louisiana,     10/04 at 102         AAA      2,435,409
                 Hospital Revenue Bonds, Series 1994, 6.250%, 10/01/14

     885,000    Hospital Service District No. 1 of the Parish of Tangipahoa, State of        2/04 at 102         AAA        979,022
                 Louisiana, Hospital Revenue Bonds (Series 1994), 6.250%, 2/01/24

   4,570,000    Hospital Service District No. 1 of the Parish of Terrebonne, State of        4/08 at 102         AAA      4,678,812
                 Louisiana, Hospital Revenue and Refunding Bonds (Terrebonne General
                 Medical Center Project), Series 1998, 5.375%, 4/01/28
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily--2.5%

     750,000    Lake Charles, Louisiana, Non Profit Housing Development Corporation,        No Opt. Call         AAA        765,750
                 Mortgage Revenue Refunding Bonds, Series 1990A (FHA Insured Mortgage
                 Loan--Section 8 Assisted Chateau Project), 7.875%, 2/15/25

     735,000    Louisiana Public Facilities Authority, Revenue Bonds (Walmsley Housing      No Opt. Call         AAA        798,798
                 Corporation), Series 1989A, 7.500%, 6/01/21

     500,000    Louisiana Public Facilities Authority, Multifamily Housing Revenue          11/01 at 102          AA        540,520
                 Bonds (VOA National Housing Corporation Projects), Series 1991,
                 7.750%, 11/01/16

   1,000,000    New Orleans (Louisiana), Home Mortgage Authority, Single Family             12/08 at 101         Aaa      1,005,320
                 Mortgage Revenue Refunding Bonds, Series 1998B-2, 5.200%, 12/01/21
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family--17.4%

   1,145,000    East Baton Rouge Mortgage Finance Authority, Single Family Mortgage          8/00 at 102         Aaa      1,197,441
                 Revenue Bonds (GNMA Mortgage Backed Securities Program),
                 Series 1990A, 7.875%, 8/01/23 (Alternative Minimum Tax)

   2,235,000    East Baton Rouge Mortgage Finance Authority, Single Family Mortgage         10/07 at 102         Aaa      2,348,046
                 Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities
                 Program), Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)

   3,000,000    East Baton Rouge Mortgage Finance Authority, Single Family Mortgage         10/08 at 101         Aaa      3,015,600
                 Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities
                 Program), Series 1998C-1 (non-AMT), 5.200%, 10/01/23 (WI)

     310,000    Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds,      6/05 at 102         Aaa        333,715
                 Series 1995A-2, 6.550%, 12/01/26 (Alternative Minimum Tax)

                Louisiana Housing Finance Agency, Tax Exempt Bonds, Single Family
                Mortgage Revenue Bonds, Series 1997B-2:
     955,000     5.600%, 6/01/17 (Alternative Minimum Tax)                                   6/07 at 102         Aaa        988,740
   2,390,000     5.750%, 12/01/28 (Alternative Minimum Tax)                                  6/07 at 102         Aaa      2,475,777

   2,505,000    Louisiana Housing Finance Agency, Tax Exempt Bonds, Single Family           12/07 at 102         Aaa      2,598,061
                 Mortgage Revenue Bonds, Series 1997C-1, 5.750%, 12/01/28 (Alternative
                 Minimum Tax)

                Louisiana Housing Finance Agency, Tax Exempt Bonds, Single Family
                Mortgage Revenue Bonds (Home Ownership Program) Series 1998B-2:
   1,695,000     5.200%, 12/01/26                                                           12/07 at 101         Aaa      1,710,797
   1,500,000     5.250%, 6/01/29 (Alternative Minimum Tax)                                  12/07 at 101         Aaa      1,513,950

     500,000    New Orleans, Louisiana, Home Mortgage Authority, Single Family Mortgage      1/00 at 102         Aaa        518,965
                 Revenue Bonds, Series 1988-C1, 7.750%, 12/01/22
                 (Alternative Minimum Tax)

   1,000,000    New Orleans, Louisiana, Home Mortgage Authority, Single Family Mortgage     12/06 at 102         Aaa      1,060,700
                 Revenue Bonds, Series 1996A, 6.100%, 12/01/29
                 (Alternative Minimum Tax)

               Portfolio of Investments (Unaudited)
               Nuveen Flagship Louisiana Municipal Bond Fund (continued) November 30, 1998


   Principal                                                                               Optional Call      Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

$  1,000,000    New Orleans, Louisiana, Home Mortgage Authority, Single Family Mortgage     12/07 at 102         Aaa     $1,045,410
                  Revenue Bonds, Series 1997A, 5.850%, 12/01/30 (Alternative Minimum Tax)

                Rapides Finance Authority (Louisiana), Single Family Mortgage Revenue
                Refunding Bonds (GNMA and Fannie Mae Mortgage-Backed Securities Program),
                Series 1998B:
   2,000,000      5.450%, 12/01/30 (Alternative Minimum Tax)                                 6/08 at 102         Aaa      2,033,600
     800,000      5.350%, 6/01/26                                                            6/08 at 102         Aaa        813,504

     199,451    St. Bernard Parish, Louisiana, Home Mortgage Authority, Single Family       No Opt. Call          A1        223,522
                  Mortgage Revenue Refunding Bonds, 1991 Series A, 8.000%, 3/25/12

      76,053    St. Mary, Louisiana, Public Trust Financing Authority, Single Family        No Opt. Call         Aaa         86,064
                  Mortgage Revenue Refunding Bonds, Series 1991A, 7.625%, 3/25/12
------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 4.2%

   3,000,000    Louisiana Housing Finance Agency, Mortgage Revenue Bonds (GNMA               9/05 at 103         AAA      3,338,100
                  Collateralized Mortgage Loan - St. Dominic Assisted Care Facility),
                  Series 1995, 6.950%, 9/01/36

   1,740,000    Louisiana Housing Finance Agency, Mortgage Revenue Bonds (GNMA               1/04 at 101         AAA      1,889,449
                  Collateralized Mortgage Loan Villa Maria Retirement Center Project),
                  Series 1993, 7.100%, 1/20/35
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 11.3%

     500,000    State of Louisiana, General Obligation Bonds, Series 1993-B, 5.625%,        No Opt. Call         AAA        552,230
                  8/01/13

                City of New Orleans, Louisiana, General Obligation Refunding Bonds,
                Series 1991:
   2,000,000      0.000%, 9/01/10                                                           No Opt. Call         AAA      1,161,200
   5,785,000      0.000%, 9/01/16                                                           No Opt. Call         AAA      2,349,751

   3,000,000    Parishwide School District of the Parish of Orleans, State of Louisiana,     3/06 at 100         AAA      2,982,060
                  General Obligation School Bonds, Series 1996, 5.000%, 9/01/20

   1,000,000    Parishwide School District of the Parish of Orleans, State of Louisiana,     3/08 at 100         Aaa      1,002,110
                  General Obligation School Bonds, Series 1998A, 5.125%, 9/01/22

  13,875,000    Orleans Parish, Louisiana, School Board Public School Refunding Bonds,      No Opt. Call         AAA      6,165,356
                  Series 1991, 0.000%, 2/01/15
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 8.5%

   1,000,000    Jefferson Sales Tax District, Parish of Jefferson, State of Louisiana,      12/02 at 100         AAA      1,111,130
                  Special Sales Tax Revenue Bonds, Series 1991B, 6.750%, 12/01/06

   2,000,000    Parish School Board of the Parish of Jefferson, State of Louisiana,         No Opt. Call         AAA      1,273,660
                  Sales Tax School Bonds, Refunding, Series 1998, 0.000%, 3/01/09

   1,000,000    City of Lafayette, State of Louisiana, Public Improvement Sales Tax          3/07 at 101         AAA        990,430
                  Bonds, Series 1998A, 5.000%, 5/01/22

   1,500,000    Office Facilities Corporation (A Louisiana Non Profit Corporation),         12/01 at 103        BBB+      1,673,295
                  Capital Facilities Bonds (Statewide Lease/Purchase Program), Series
                  1990, 7.750%, 12/01/10

     750,000    Puerto Rico Highway and Transportation Authority, Highway Revenue            7/16 at 100           A        809,520
                  Bonds, Series Y of 1996, 5.500%, 7/01/36

     250,000    Puerto Rico Public Buildings Authority, Government Facilities Revenue    7/07 at 101 1/2           A        254,358
                  Bonds, Series B, Guaranteed by the Commonwealth of Puerto Rico,
                  5.250%, 7/01/21

   1,500,000    Saint John Baptist Parish, Louisiana, Sales Tax District, Refunding         12/99 at 103         Baa      1,589,895
                  Series ST of 1989, 7.800%, 12/01/14

   2,995,000    City of Shreveport, State of Louisiana, Certificates of Indebtedness,       10/09 at 102         AAA      3,010,304
                  Series 1998-A, 5.000%, 10/01/16
------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 2.1%

     505,000    New Orleans, Louisiana, Aviation Board, Series B-1, 5.450%, 10/01/27        10/07 at 102         AAA        520,599
                  (Alternative Minimum Tax)

   2,100,000    City of Shreveport, State of Louisiana, Airport System Revenue Bonds,        1/08 at 102         AAA      2,131,458
                  Series 1997A, 5.375%, 1/01/28 (Alternative Minimum Tax)

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- 11.3%

$    745,000    Louisiana Public Facilities Authority, Hospital Revenue Refunding Bonds     No Opt. Call         AAA   $    920,068
                  (Southern Baptist Hospitals, Inc. Project), Series 1986, 8.000%,
                  5/15/12

   1,125,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds (Womans       10/02 at 102       A3***      1,280,205
                  Hospital Foundation Project), Series 1992, 7.250%, 10/01/22
                  (Pre-refunded to 10/01/02)

   3,000,000    Louisiana Public Facilities Authority, Hospital Revenue Refunding           10/02 at 102         AAA      3,342,240
                  (Lafayette General Medical Center Project), 6.500%, 10/01/22
                  (Pre-refunded to 10/01/02)

   1,000,000    Louisiana Public Facilities Authority, Hospital Revenue, Our Lady of the     5/04 at 102         AAA      1,105,940
                  Lake Regional Medical Center, 5.900%, 12/03/21 (Pre-refunded to
                  5/28/04)

  10,000,000    Louisiana Public Facilities Authority, Series B, 0.000%, 12/01/19           No Opt. Call         AAA      3,508,200

   2,000,000    City of New Orleans Audubon Park Commission, Aquarium Revenue Bonds,         4/02 at 102      N/R***      2,293,620
                  Series 1992, 8.000%, 4/01/12 (Pre-refunded to 4/01/02)

   1,400,000    Ouachita Parish, Louisiana, Hospital Service District No. 1 Revenue,         7/01 at 102        A***      1,554,168
                  Glenwood Regional Medical Center, 7.500%, 7/01/21 (Pre-refunded to
                  7/01/01)

     250,000    Shreveport, Louisiana, Home Mortgage Authority, Single Family               No Opt. Call         Aaa        284,820
                  Mortgage Revenue, Series A, 6.750%, 9/01/10
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities -- 6.3%

   3,000,000    Lake Charles, Louisiana, Harbor and Terminal District, Port Facilities       8/02 at 103          A3      3,396,750
                  Revenue Refunding, Trunkline LNG Company Project, 7.750%, 8/15/22

     250,000    Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,         7/05 at 100        BBB+        252,830
                  Series Z, 5.250%, 7/01/21

   1,000,000    Saint Charles Parish, Louisiana, Environmental Improvement Revenue,         11/02 at 102         BBB      1,045,270
                  Louisiana Power and Light Company Project, Series A, 6.200%, 5/01/23
                  (Alternative Minimum Tax)

   1,000,000    Saint Charles Parish, Louisiana, Environmental Improvement Revenue,         11/00 at 102        BBB-      1,036,430
                  Louisiana Power and Light Company Project, 6.375%, 11/01/25
                  (Alternative Minimum Tax)

     500,000    Saint Charles Parish, Louisiana, Environmental Improvement Revenue,         12/99 at 103        Baa3        531,510
                  Louisiana Power and Light Company Project, 2nd Series, 8.000%,
                  12/01/14

   1,500,000    St. Charles Parish, Louisiana, Solid Waste Disposal Revenue, Louisiana      12/02 at 102         BBB      1,629,555
                  Power and Light Company Project, Series A, 7.000%, 12/01/22
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer -- 1.3%

   1,500,000    Louisiana Public Facilities Authority, Revenue Bonds, Series 1992,           2/03 at 101         AA-      1,636,020
                  Baton Rouge Water Works Company Project, 6.400%, 2/01/10
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
$138,555,504    Total Investments -- (cost $115,309,471) -- 99.4%                                                       125,238,769
============-----------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities -- 0.8%

$  1,000,000    East Baton Rouge Parish (Exxon), Pollution Control Revenue Refunding,                           A-1+      1,000,000
                  Variable Rate Demand Bonds, 3.250%, 3/01/22
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities--(0.2)%                                                                      (272,679)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets--100%                                                                                       $125,966,090
                ===================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)
Nuveen Flagship North Carolina Municipal Bond Fund
November 30, 1998




   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations--5.6%

                North Carolina Educational Facilities Finance Agency, Revenue Bonds
                (High Point College Project), Series 1989:
$    165,000      7.050%, 12/01/05                                                          12/00 at 102          A3   $    173,606
     175,000      7.100%, 12/01/06                                                          12/00 at 102          A3        184,214

   4,220,000    North Carolina Educational Facilities Finance Agency, Refunding             10/06 at 102         AA+      4,260,554
                  Revenue Bonds (Duke University Project), Series 1996B, 5.000%,
                  10/01/17

   1,250,000    North Carolina Educational Facilities Finance Agency, Revenue Bonds         11/07 at 102          AA      1,263,063
                  (Wake Forest University), Series 1997, 5.000%, 11/01/17

   1,000,000    State of North Carolina, State Education Assistance Authority,               7/05 at 102           A      1,070,700
                  Guaranteed Student Loan Revenue Bonds, 1995 Series A (Subordinate
                  Lien), 6.300%, 7/01/15 (Alternative Minimum Tax)

     295,000    University of North Carolina at Chapel Hill, Student Fee Revenue             6/01 at 102         AAA        324,181
                  Bonds, Series 1991 (Student Recreation Center) of the Board of
                  Governors of the University of North Carolina, 7.000%, 6/01/08

                University of North Carolina at Chapel Hill, Utilities System
                Revenue Refunding Bonds, Series 1997 of the Board of Governors
                of the University of North Carolina:
   4,000,000      0.000%, 8/01/15                                                           No Opt. Call          AA      1,805,320
   4,265,000      0.000%, 8/01/18                                                           No Opt. Call          AA      1,623,899
   2,750,000      0.000%, 8/01/20                                                           No Opt. Call          AA        941,133
-----------------------------------------------------------------------------------------------------------------------------------
                Energy--0.6%

   1,100,000    New Hanover County, North Carolina, Industrial Facilities and Pollution      7/02 at 102         BBB      1,178,430
                  Control Financing Authority, Revenue Refunding Bonds (Occidental
                  Petroleum Corporation Project), Series 1992, 6.700%, 7/01/19
-----------------------------------------------------------------------------------------------------------------------------------
                Forest and Paper Products--9.0%

   1,400,000    The Haywood County Industrial Facilities and Pollution Control               9/05 at 102        Baa1      1,492,554
                  Financing Authority (North Carolina), Environmental Improvement
                  Revenue Bonds (Champion International Corporation Project),
                  Series 1995, 6.250%, 9/01/25 (Alternative Minimum Tax)

   4,000,000    The Haywood County Industrial Facilities and Pollution Control              10/03 at 102        Baa1      4,028,880
                  Financing Authority (North Carolina), Solid Waste Disposal Revenue
                  Bonds (Champion International Corporation Project), Series 1993,
                  5.500%, 10/01/18 (Alternative Minimum Tax)

   3,100,000    Haywood County Industrial Facilities and Pollution Control Financing         3/06 at 102        Baa1      3,246,816
                  Authority (North Carolina), Pollution Control Refunding Revenue
                  Bonds (Champion International Corporation Project), Series 1995,
                  6.000%, 3/01/20

   1,900,000    Martin County, North Carolina, Industrial Facilities and Pollution           9/01 at 103           A      2,079,151
                  Control Financing Authority, Solid Waste Disposal Revenue Bonds
                  (Weyerhaeuser Company Project), Series 1991, 7.250%, 9/01/14
                  (Alternative Minimum Tax)

   6,000,000    Martin County, North Carolina, Industrial Facilities and Pollution           5/04 at 102           A      6,633,360
                  Control Financing Authority, Solid Waste Disposal Revenue Bonds
                  (Weyerhaeuser Company Project), Series 1994, 6.800%, 5/01/24
                  (Alternative Minimum Tax)

   1,000,000    Martin County, North Carolina, Industrial Facilities and Pollution          11/05 at 102           A      1,055,010
                  Control Financing Authority, Solid Waste Disposal Revenue Bonds
                  (Weyerhaeuser Company Project), Series 1995, 6.000%, 11/01/25
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care--18.4%

                The Charlotte - Mecklenburg Hospital Authority (North Carolina),
                Health Care System Revenue Refunding Bonds, Series A:
   5,300,000      5.750%, 1/15/21                                                            1/06 at 102          AA      5,678,314
   5,500,000      5.875%, 1/15/26                                                            1/06 at 102          AA      5,957,380



   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

$  6,000,000    The Charlotte - Mecklenburg Hospital Authority (North Carolina),             1/07 at 102          AA   $  5,951,460
                  Health Care System Revenue Bonds, Series 1997A, Carolina Healthcare
                  System, 5.125%, 1/15/22

   5,000,000    North Carolina Medical Care Commission, Health Care Facilities               6/08 at 101          AA      4,920,200
                  Revenue Bonds (Duke University Health System), Series 1998A,
                  5.000%, 6/01/23

   1,000,000    North Carolina Medical Care Commission, Hospital Revenue Bonds               2/02 at 102        Baa3      1,128,250
                  (Annie Penn Memorial Hospital Project), Series 1991, 7.500%, 8/15/21

   4,000,000    North Carolina Medical Care Commission, Hospital Revenue Bonds              12/08 at 101          AA      3,947,720
                  (Pitt County Memorial Hospital), Series 1998A, 5.000%, 12/01/18

   2,000,000    North Carolina Medical Care Commission, Hospital Revenue Bonds              10/08 at 101         AAA      2,006,460
                  (Mission - St. Josephs Health System), Series 1998, 5.125%,
                  10/01/28 (WI)

   2,500,000    Northern Hospital District, Surry County, North Carolina, Health            10/01 at 102         BBB      2,718,575
                  Care Facilities Revenue Refunding Bonds, Series 1991, 7.875%,
                  10/01/21

   5,750,000    Board of Governors of The University of North Carolina, University           2/06 at 102          AA      5,801,750
                  of North Carolina Hospitals at Chapel Hill, Revenue Bonds,
                  Series 1996, 5.250%, 2/15/26
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily--1.0%

   1,340,000    Housing Authority of the City of Asheville (North Carolina),                11/07 at 102         AAA      1,402,149
                  Multifamily Housing Revenue Bonds (GNMA-Collateralized -
                  Woodridge Apartments), Series 1997, 5.750%, 11/20/29
                  (Alternative Minimum Tax)

     620,000    North Carolina Housing Finance Agency, Multifamily Revenue                   7/02 at 102          AA        665,415
                  Refunding Bonds (1992 Refunding Bond Resolution), Series B,
                  6.900%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family--13.4%

     585,000    North Carolina Housing Finance Agency, Single Family Revenue                 3/02 at 100          AA        598,022
                  Bonds, Series G (1985 Resolution), 7.800%, 3/01/21

     755,000    North Carolina Housing Finance Agency, Single Family Revenue                 3/01 at 102          AA        802,595
                  Bonds, Series O (1985 Resolution), 7.600%, 3/01/21
                  (Alternative Minimum Tax)

                North Carolina Housing Finance Agency, Single Family Revenue Bonds,
                Series Y (1985 Resolution):
   2,000,000      6.300%, 9/01/15                                                            9/04 at 102          AA      2,159,560
   1,845,000      6.350%, 3/01/18                                                            9/04 at 102          AA      1,990,976

   1,910,000    North Carolina Housing Finance Agency, Single Family Revenue                 9/05 at 102          AA      2,053,747
                  Bonds, Series BB (1985 Resolution), 6.500%, 9/01/26
                  (Alternative Minimum Tax)

   3,500,000    North Carolina Housing Finance Agency, Single Family Revenue Bond,           3/05 at 102          AA      3,712,835
                  Series DD (1985 Resolution), 6.200%, 9/01/27 (Alternative
                  Minimum Tax)

   4,360,000    North Carolina Housing Finance Agency, Single Family Revenue                 3/06 at 102          AA      4,650,202
                  Bonds, Series LL (1985 Resolution), 6.200%, 3/01/26
                  (Alternative Minimum Tax)

   6,550,000    North Carolina Housing Finance Agency, Single Family Revenue             3/07 at 101 1/2          AA      6,895,120
                  Bonds, Series RR (1985 Resolution), 5.850%, 9/01/28
                  (Alternative Minimum Tax)

   1,635,000    North Carolina Housing Finance Agency, Single Family Revenue                 3/08 at 101          AA      1,650,091
                  Bonds, Series VV (1985 Resolution), 5.250%, 3/01/17
                  (Alternative Minimum Tax)

   2,500,000    North Carolina Housing Finance Agency, Home Ownership Revenue                7/08 at 101          AA      2,520,075
                  Bonds, Series 2-A (1998 Trust Agreement), 5.250%, 7/01/26
                  (Alternative Minimum Tax) (WI)

     590,000    Winston Salem, North Carolina, Single Family Mortgage Revenue                9/00 at 102          A1        613,700
                  Bonds, Series 1990, 8.000%, 9/01/07 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other--0.7%

   1,400,000    Gaston County, North Carolina Industrial Facilities and Pollution           11/01 at 103         N/R      1,516,368
                  Control Financing Authority, Industrial Development Revenue Bonds,
                  Series 1985 (ABB-Combustion Engineering Inc.), 8.850%, 11/01/15
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited--17.5%

     500,000    City of Asheville, North Carolina, Certificates of Participation,            2/02 at 102          A1        543,660
                  Series 1992, 6.500%, 2/01/08


               Portfolio of Investments (Unaudited)
               Nuveen Flagship North Carolina Municipal Bond Fund (continued) November 30, 1998


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$  1,000,000    City of Asheville, North Carolina, Certificates of Participation, Series     6/07 at 101         AAA   $  1,019,700
                  1997A, 5.125%, 6/01/18

                City of Charlotte, North Carolina, General Obligation Water and Sewer
                Bonds, Series 1995A:
     500,000      5.400%, 4/01/19                                                            4/05 at 102         AAA        528,805
   3,445,000      5.400%, 4/01/20                                                            4/05 at 102         AAA      3,635,681

   4,000,000    Cumberland County Finance Corporation, North Carolina, Installment Payment  12/08 at 102         AAA      3,933,640
                  Revenue Bonds (Public Building and Equipment Projects), Series 1998,
                  4.750%, 12/01/17

     600,000    City of Durham, North Carolina, Certificates of Participation, Series 1995,  6/05 at 102          AA        648,120
                  5.800%, 6/01/15

                County of Harnett, North Carolina, Certificates of Participation, Series
                1994 (Harnett County Projects):
   1,000,000      6.200%, 12/01/06                                                          12/04 at 102         AAA      1,128,130
   1,750,000      6.200%, 12/01/09                                                          12/04 at 102         AAA      1,979,250
     500,000      6.400%, 12/01/14                                                          12/04 at 102         AAA        566,050

                County of Pitt, North Carolina, Certificates of Participation (Pitt County
                Public Facilities Project), Series 1997A:
   1,250,000      5.550%, 4/01/12                                                            4/07 at 102         AAA      1,358,938
   1,000,000      5.850%, 4/01/17                                                            4/07 at 102         AAA      1,096,650

  10,000,000    Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,     7/16 at 100           A     10,793,600
                  Series Y of 1996, 5.500%, 7/01/36

     555,000    Puerto Rico Infrastructure Finance Authority, Special Tax Revenue Bonds,     7/00 at 100        BBB+        567,959
                  Series 1988A, 7.750%, 7/01/08

   1,750,000    Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds,   1/08 at 101         AAA      1,755,093
                  Series 1997A, 5.000%, 7/01/28

   1,000,000    Puerto Rico Public Buildings Authority, Revenue Refunding Bonds, Series L,  No Opt. Call           A      1,084,960
                  Guaranteed by the Commonwealth of Puerto Rico, 5.500%, 7/01/21

                Town of Ramseur, North Carolina, General Obligation Water Refunding
                Bonds, Series 1997:
     120,000      5.750%, 6/01/18                                                            6/07 at 102         N/R        126,678
     125,000      5.750%, 6/01/19                                                            6/07 at 102         N/R        131,248
     125,000      5.750%, 6/01/20                                                            6/07 at 102         N/R        130,895
     130,000      5.750%, 6/01/21                                                            6/07 at 102         N/R        135,912
     105,000      5.750%, 6/01/22                                                            6/07 at 102         N/R        109,701

     715,000    County of Stokes, North Carolina, Certificates of Participation,             3/01 at 102         AAA        777,470
                  Series 1991, 7.000%, 3/01/06

   1,410,000    County of Union, North Carolina, Certificates of Participation,              4/03 at 102         AAA      1,554,751
                  Series 1992, 6.375%, 4/01/12

   2,375,000    City of Winston - Salem, North Carolina, Special Obligation Bonds            4/05 at 102          AA      2,485,461
                  (Solid Waste Management Project), Series 1995, 5.500%, 4/01/16
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed--10.4%

     140,000    Asheville, North Carolina, Housing Development Corporation, First Lien      11/09 at 100      N/R***        186,777
                  Revenue Bonds, Series 1980, 10.500%, 5/01/11 (Pre-refunded to 11/01/09)

   1,500,000    County of Buncombe, North Carolina, Certificates of Participation (1992     12/02 at 102      Aa3***      1,686,855
                  Buncombe County Project), 6.625%, 12/01/10 (Pre-refunded to 12/01/02)

   1,900,000    Craven Regional Medical Authority (North Carolina), Insured Health Care     10/00 at 102         AAA      2,061,462
                  Facilities Revenue Bonds, Series 1990, 7.200%, 10/01/19
                  (Pre-refunded to 10/01/00)

     705,000    City of Durham, North Carolina, Certificates of Participation (1990          9/00 at 102       Aa***        763,515
                  Financing Project), 7.250%, 9/01/10 (Pre-refunded to 9/01/00)

   1,000,000    City of Durham, North Carolina, Certificates of Participation, Series       12/01 at 102      Aa3***      1,106,170
                  1991, 6.750%, 12/01/11 (Pre-refunded to 12/01/01)

   2,055,000    North Carolina Medical Care Commission, Health Care Facilities Revenue      10/99 at 102         AAA      2,173,861
                  Bonds (Stanly Memorial Hospital Project), Series 1989, 7.800%, 10/01/19
                  (Pre-refunded to 10/01/99)

                North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,
                Refunding Series 1989A:
     690,000      7.500%, 1/01/21 (Pre-refunded to 1/01/99)                                  1/99 at 102         Aaa        706,332
     500,000      7.250%, 1/01/23 (Pre-refunded to 1/01/99)                                  1/99 at 102         Aaa        511,730

     995,000    North Carolina Eastern Municipal Power Agency, Power System Revenue         No Opt. Call         AAA      1,198,517
                  Refunding Bonds, Series 1991A, 6.500%, 1/01/18


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$     75,000    North Carolina Medical Care Commission, Hospital Revenue Bonds              No Opt. Call         AAA     $   87,610
                  (Memorial Mission Hospital Project), Series A, 7.625%, 10/01/08

                North Carolina Medical Care Commission, Hospital Revenue Bonds
                (Halifax Memorial Hospital Project), Series 1992:
   1,275,000      6.750%, 8/15/14 (Pre-refunded to 8/15/02)                                  8/02 at 102     Baa1***      1,426,279
   1,000,000      6.750%, 8/15/24 (Pre-refunded to 8/15/02)                                  8/02 at 102     Baa1***      1,118,650

   2,200,000    North Carolina Medical Care Commission, Hospital Revenue Bonds              10/99 at 102         Aaa      2,326,346
                  (Roanoke, Chowan Hospital Project), Series 1989, 7.750%,
                  10/01/19 (Pre-refunded to 10/01/99)

     600,000    North Carolina Medical Care Commission, Hospital Revenue Bonds              10/99 at 102      N/R***        634,962
                  (Transylvania Community Hospital Project), Series 1989, 8.000%,
                  10/01/19 (Pre-refunded to 10/01/99)

   3,400,000    North Carolina Medical Care Commission, Hospital Revenue Bonds              10/00 at 102       AA***      3,740,306
                  (Community General Hospital of Thomasville), Series 1990, 8.100%,
                  10/01/15 (Pre-refunded to 10/01/00)

     700,000    County of Pender, North Carolina, Certificates of Participation,             6/01 at 102     Baa1***        780,871
                  Series 1991, 7.700%, 6/01/11 (Pre-refunded to 6/01/01)

   1,000,000    County of Pitt, North Carolina, Certificates of Participation,               4/00 at 102         AAA      1,064,380
                  6.900%, 4/01/08 (Pre-refunded to 4/01/00)
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 16.7%

                Coastal Regional Solid Waste Management Authority (North Carolina),
                Solid Waste System Revenue Bonds, Series 1992:
   1,000,000      6.300%, 6/01/04                                                            6/02 at 102           A      1,087,530
   1,000,000      6.500%, 6/01/08                                                            6/02 at 102           A      1,084,660

   1,000,000    City of Concord, North Carolina, Utilities Systems Revenue Bonds,           12/05 at 102         AAA      1,055,550
                  Series 1995, 5.500%, 12/01/19

   3,000,000    City of Concord, North Carolina, Utilities Systems Revenue Refunding        12/08 at 101         AAA      3,033,780
                  Bonds, Series 1998B, 5.000%, 12/01/17

                City of Fayetteville, North Carolina, Public Works Commission Revenue
                Bonds, Series 1995A:
   1,845,000      5.250%, 3/01/16                                                            3/05 at 102         AAA      1,904,058
   1,000,000      5.375%, 3/01/20                                                            3/05 at 102         AAA      1,033,560

   5,900,000    City of Fayetteville, North Carolina, Public Works Commission Revenue        3/07 at 101         AAA      5,936,934
                  Bonds, Series 1997, 5.125%, 3/01/24

   1,500,000    City of Gastonia, North Carolina, Combined Utilities System Revenue          5/08 at 102         AAA      1,497,405
                  Bonds, Series 1998, 4.750%, 5/01/15

   2,000,000    City of Gastonia, North Carolina, Combined Utilities System Revenue          5/08 at 102         AAA      1,952,660
                  Bonds, Series 1994, 4.750%, 5/01/19

   2,000,000    City of Greenville, North Carolina, Greenville Utilities Commission          9/04 at 102          A+      2,171,280
                  Combined Enterprise System Revenue Bonds, Series 1994, 6.000%, 9/01/16

   5,300,000    North Carolina Eastern Municipal Power Agency, Power System Revenue         No Opt. Call         AAA      6,056,522
                  Bonds, Refunding Series 1993B, 6.000%, 1/01/18

   5,250,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series DD,        7/08 at 101        BBB+      5,189,783
                  5.000%, 7/01/28

     870,000    City of Shelby, North Carolina, Combined Enterprise System Revenue           5/05 at 102           A        905,313
                  Bonds, Series 1995A, 5.500%, 5/01/17

   1,470,000    City of Shelby, North Carolina, Combined Enterprise System Revenue           5/05 at 102           A      1,529,667
                  Refunding Bonds, Series 1995B, 5.500%, 5/01/17
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 6.2%

   2,000,000    City of Asheville, North Carolina, Water System Revenue Bonds, Series        8/06 at 102         AAA      2,153,360
                  1996, 5.700%, 8/01/25

   1,000,000    County of Dare, North Carolina, Utilities System Revenue Bonds, Series       6/08 at 102         AAA        969,090
                  1998A, 4.750%, 6/01/24 (WI)

   3,400,000    City of Greensboro, North Carolina, Combined Enterprise System Revenue       6/05 at 102         AA-      3,543,616
                  Bonds, Series 1995A, 5.375%, 6/01/19

   3,000,000    County of Union, North Carolina, Enterprise Systems Revenue Bonds,           6/06 at 102         AAA      3,176,340
                  Series 1996, 5.500%, 6/01/17

        Portfolio of Investments (Unaudited)
        Nuveen Flagship North Carolina Municipal Bond Fund (continued) November 30, 1998


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

                City of Winston - Salem, North Carolina, Water and Sewer System Revenue
                Bonds, Series 1995B:
$    750,000      5.600%, 6/01/14                                                            6/05 at 102         AA+   $    797,138
   1,500,000      5.700%, 6/01/17                                                            6/05 at 102         AA+      1,602,525

     475,348    Woodfin Treatment Facility, Inc. (North Carolina), Proportionate            No Opt. Call         N/R        481,388
                  Interest Certificates, 5.500%, 12/01/03
-----------------------------------------------------------------------------------------------------------------------------------
$202,210,348    Total Investments  (cost $191,557,731) - 99.5%                                                          205,530,969
============-----------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities  1.7%

   1,000,000    Puerto Rico Highway and Transportation Authority, Transportation Revenue                      VMIG-1      1,000,000
                  Bonds (Series A), Variable Rate Demand Bonds, 2.750%, 7/01/20/+/

   2,600,000    Raleigh - Durham Airport Authority, Special Facility Refunding Revenue                          A-1+      2,600,000
                  Bonds (American Airlines Project), Series 1995B, Variable Rate Demand
                  Bonds, 3.350%, 11/01/05/+/
-----------------------------------------------------------------------------------------------------------------------------------
$  3,600,000    Total Temporary Investments - 1.7%                                                                        3,600,000
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.2)%                                                                   (2,659,780)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $206,471,189
                ===================================================================================================================





* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**   Ratings: Using the higher of Standard & Poor's or Moody's rating.
*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
N/R  Investment is not rated.
(WI) Security purchased on a when-issued basis (note 1).
+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                 Portfolio of Investments (Unaudited)
                 Nuveen Flagship Tennessee Municipal Bond Fund
                 November 30, 1998


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 5.2%

$  3,000,000    Industrial Development Board of the City of Chattanooga (Tennessee),         7/03 at 103         AA-   $  3,296,310
                  Pollution Control Revenue Bonds, Series 1982 A (E.I. du Pont de
                  Nemours and Company), 6.350%, 7/01/22

  12,000,000    The Industrial Development Board of Humphreys County, Tennessee, Solid       5/04 at 102         AA-     13,392,840
                  Waste Disposal Facility Bonds (E.I. du Pont de Nemours and Company
                  Project), 6.700%, 5/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Cyclical - 2.4%

   7,000,000    The Industrial Development Board of Maury County, Tennessee, Multi-Modal     9/04 at 102           A      7,644,280
                  Interchangeable Rate Pollution Control Refunding Revenue Bonds (Saturn
                  Corporation Project), Series 1994, 6.500%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 0.5%

     250,000    Memphis, Shelby County, Tennessee, Industrial Development Board,            No Opt. Call          A1        278,280
                  Industrial Development Revenue Bonds (Colonial Baking Company
                  Memphis Project), Series 1981, 9.500%, 4/01/01

   1,245,000    Industrial Development Board of the City of South Fulton, Tennessee,        10/05 at 102          A3      1,356,701
                  Inc., Industrial Development Revenue Bonds (Tyson Foods, Inc.
                  Project), Series 1995, 6.400%, 10/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 1.9%

   3,705,000    Tennessee State School Bond Authority, Higher Educational                5/02 at 101 1/2         AAA      4,054,122
                  Facilities Bonds, 1992 Series A, 6.250%, 5/01/22

   2,000,000    Tennessee State School Bond Authority, Higher Educational                    5/06 at 102         AA+      2,144,580
                  Facilities Bonds, 1996 Series C, 5.700%, 5/01/20
------------------------------------------------------------------------------------------------------------------------------------
                Forest and Paper Products - 4.8%

   6,750,000    The Industrial Development Board of Loudon County (Tennessee),               2/03 at 102          AA      7,270,695
                  Solid Waste Disposal Revenue Bonds (Kimberly-Clark Corporation
                  Project), Series 1993, 6.200%, 2/01/23 (Alternative Minimum Tax)

   2,500,000    The Industrial Development Board of the County of McMinn (Tennessee),        3/01 at 102        Baa1      2,701,975
                  Pollution Control Facilities Revenue Bonds, Series 1991 (Calhoun
                  Newsprint Company Project - Bowater Incorporated Obligor) (The
                  Construction Bonds), 7.625%, 3/01/16 (Alternative Minimum Tax)

   4,950,000    The Industrial Development Board of the County of McMinn (Tennessee),       12/02 at 102        Baa1      5,487,867
                  Solid Waste Recycling Facilities Revenue Bonds, Series 1992 (Calhoun
                  Newsprint Company Project - Bowater Incorporated Obligor), 7.400%,
                  12/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 11.9%

   4,000,000    The Health, Educational and Housing Facility Board, The City of              6/08 at 101          A-      3,957,960
                  Chattanooga, Tennessee, Hospital Improvement and Refunding Revenue
                  Bonds, Series 1998 (Siskin Hospital for Physical Rehabilitation,
                  Inc. Project), 5.250%, 6/01/28

   1,550,000    The Industrial Development Board of the City of Cookeville, Tennessee,      12/03 at 102           A      1,665,987
                  Hospital Refunding Revenue Bonds, Series 1993 (Cookeville General
                  Hospital Project), 5.750%, 10/01/10

   7,350,000    The City of Jackson, Tennessee, Hospital Revenue Refunding and               4/05 at 102         AAA      7,795,704
                  Improvement Bonds, Series 1995 (Jackson - Madison County General
                  Hospital Project), 5.625%, 4/01/15

   2,090,000    The Health and Educational Facilities Board of the City of Johnson           7/01 at 102         AAA      2,271,015
                  City, Tennessee, Hospital Revenue Refunding and Improvement Bonds,
                  Series 1991 (Johnson City Medical Center Hospital), 6.750%, 7/01/16

   5,000,000    The Health and Educational Facilities Board of the City of Johnson           1/09 at 101         AAA      5,028,700
                  City, Tennessee, Hospital Revenue Refunding and Improvement Bonds,
                  Series 1998C (Johnson City Medical Center Hospital), 5.250%, 7/01/28
                  (WI)

     135,000    The Health, Educational and Housing Facilities Board of the County of        1/00 at 100         AAA        136,886
                  Knox (Tennessee), Hospital Revenue Bonds, Series 1988 (Fort Sanders
                  Regional Medical Center), 8.000%, 1/01/08

                 Portfolio of Investments (Unaudited)
                 Nuveen Flagship Tennessee Municipal Bond Fund (continued) November 30, 1998


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

                The Health, Educational and Housing Facilities Board of the County
                 of Knox, (Tennessee), Hospital Revenue Bonds, Series 1993A (Fort
                 Sanders Alliance Obligated Group):
$  1,000,000     6.250%, 1/01/13                                                            No Opt. Call         AAA   $  1,161,140
   3,000,000     5.250%, 1/01/15                                                            No Opt. Call         AAA      3,162,060

   1,250,000    The Health and Educational Facilities Board of the Metropolitan             11/05 at 102         AAA      1,341,725
                 Government of Nashville and Davidson County, Tennessee, Hospital
                 Revenue Bonds, Series 1995 (Adventist Health System/Sunbelt
                 Obligated Group), 5.750%, 11/15/25

   2,395,000    The Health and Educational Facilities Board of the Metropolitan             11/01 at 102         AAA      2,640,751
                 Government of Nashville and Davidson County, Tennessee, Hospital
                 Revenue Bonds Series 1991 (Adventist Health System/Sunbelt, Inc.),
                 7.000%, 11/15/16

   4,000,000    The Health, Educational and Housing Facility Board of the County of          8/05 at 102         AAA      4,091,120
                 Shelby, Tennessee, Hospital Revenue Refunding (Methodist Health
                 System Inc.), 5.250%, 8/01/15

   2,450,000    The Health, Educational and Housing Facility Board of the County of          4/08 at 101         AAA      2,455,096
                 Shelby, Tennessee, Hospital Revenue Bonds Series 1998 (Methodist
                 Healthcare), 5.000%, 4/01/18

   2,500,000    The Health, Educational and Housing Facility Board of the County of         11/04 at 102           A      2,853,325
                 Sumner, Tennessee, Revenue Refunding (Sumner Regional Health
                 System Inc.), Series 1994, 7.500%, 11/01/14
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 1.8%
   1,200,000    The Health, Educational and Housing Facility Board of the City of            7/03 at 102         Aaa      1,261,872
                 Chattanooga, Tennessee, Multifamily Mortgage Revenue Refunding
                 Bonds, Series 1993A (Windridge Apartments FHA Insured Mortgage),
                 5.950%, 7/01/14

   3,500,000    The Industrial Development Board of the City of Franklin (Tennessee),       10/06 at 102         AAA      3,715,950
                 Multifamily Housing Revenue Refunding Bonds (The Landings Apartments
                 Project), Senior Series 1996A, 6.000%, 10/01/26

     745,000    Metropolitan Government of Nashville and Davidson County Tennessee           6/02 at 103         AAA        808,369
                 Health and Education Facilities Board Revenue, Herman Street,
                 7.250%, 6/01/32
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 10.9%
     260,000    County of Hamilton, Tennessee, Single Family Mortgage Revenue Bonds          9/00 at 102         AAA        272,737
                 (Home Purchase and Rehabilitation Program), Series 1990, 8.000%,
                 9/01/23 (Alternative Minimum Tax)

   6,000,000    Tennessee Housing Development Agency, Homeownership Program, Issue 4A,       7/06 at 102          AA      6,478,980
                 6.375%, 7/01/22 (Alternative Minimum Tax)

     990,000    Tennessee Housing Development Agency, Homeownership Program, Issue 3,        7/07 at 102          AA      1,045,955
                 5.850%, 7/01/17 (Alternative Minimum Tax)

     805,000    Tennessee Housing Development Agency, Homeownership Program, Series P,       7/00 at 103          AA        843,334
                 7.700%, 7/01/16

     120,000    Tennessee Housing Development Agency, Homeownership Program, Issue U,        7/01 at 102         Aa2        126,818
                 7.400%, 7/01/16

   3,900,000    Tennessee Housing Development Agency, Homeownership Program, 7.375%,         7/01 at 102         Aa2      4,112,550
                 7/01/23 (Alternative Minimum Tax)

   2,695,000    Tennessee Housing Development Agency, Homeownership Program, Issue WR,       7/02 at 102          AA      2,867,237
                 6.800%, 7/01/17

     190,000    Tennessee Housing Development Agency, Homeownership Program, Issue XR,       7/02 at 102          AA        201,322
                 6.875%, 7/01/22 (Alternative Minimum Tax)

  10,145,000    Tennessee Housing Development Agency Homeownership Program, Issue            1/09 at 101          AA     10,301,233
                 1998-2, 5.375%, 7/01/29 (Alternative Minimum Tax)

   7,700,000    Tennessee Housing Development Agency, Homeownership Program, Issue           1/09 at 101          AA      7,831,593
                 1996-5B (Remarketing), 5.375%, 7/01/23 (Alternative Minimum Tax)

   1,000,000    Tennessee Housing Development Agency, Mortgage Finance Program Bonds,        7/04 at 102          A+      1,080,760
                 1994 Series A, 6.900%, 7/01/25 (Alternative Minimum Tax)


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care -- 2.4%

$  2,985,000    The Health and Educational Facilities Board of the Metropolitan              2/08 at 102          AA   $  3,123,056
                  Government of Nashville and Davidson County, Tennessee, Multi-Modal
                  Interchangeable Rate Health Facility Revenue Bonds (Richland
                  Place, Inc. Project), Series 1993, 5.500%, 5/01/23

   4,700,000   The Health and Educational Facilities Board of the Metropolitan               7/08 at 102         N/R      4,671,424
                 Government of Nashville and Davidson County, Tennessee, Revenue
                 Refunding Bonds, Series 1998 (The Blakford at Green Hills), 5.650%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General -- 6.4%

                Hamilton County, Tennessee, General Obligation Bonds, Series 1995:
   1,490,000      6.250%, 2/01/20                                                            2/05 at 102         Aa2      1,696,246
   2,025,000      6.300%, 2/01/25                                                            2/05 at 102         Aa2      2,310,788

   2,705,000    Knox County, Tennessee, General Obligation Public Improvement Bonds,         4/06 at 101          AA      2,824,886
                  Series 1998, 5.250%, 4/01/13

   4,000,000    Metropolitan Government of Nashville and Davidson County, Tennessee,         5/07 at 102          AA      4,006,320
                  Refunding, Series 1997, 5.125%, 5/15/25

   8,000,000    The Metropolitan Government of Nashville and Davidson County,                5/06 at 101          AA      8,744,960
                  Tennessee, General Obligation Public Improvement Bonds,
                  Series 1996, 5.875%, 5/15/21

   1,000,000    Shelby County, Tennessee, General Obligation Refunding Bonds, 1995           4/05 at 101         AA+      1,064,060
                  Series A, 5.625%, 4/01/14
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited -- 14.2%

   3,500,000    The Industrial Development Board of the City of Fayetteville and             5/08 at 100         Aaa      3,587,220
                  Lincoln County, Tennessee, Hospital Facility Lease Revenue and
                  Tax Bonds, Series 1998, 5.300%, 5/01/28

                Metropolitan Government of Nashville and Davidson County, Tennessee,
                Health and Educational Facilities Board Revenue Refunding and Improvement,
                Meharry Medical College:
   1,000,000      5.000%, 12/01/24                                                          12/17 at 100         AAA      1,152,610
   4,000,000      5.000%, 12/01/24                                                           6/09 at 100         AAA      3,974,080

   5,000,000    Metropolitan Government of Nashville and Davidson County, Tennessee,         7/06 at 101         AAA      5,375,650
                  Sports Authority Revenue, Public Improvement Stadium Project, 5.750%,
                  7/01/26

   6,275,000    Puerto Rico Highway and Transportation Authority, Highway Revenue            7/16 at 100           A      6,772,984
                  Bonds, Series Y of 1996, 5.500%, 7/01/36

     500,000    Puerto Rico Highway and Transportation Authority, Highway Revenue           No Opt. Call         AAA        550,260
                  Bonds, (Series W), 5.500%, 7/01/15

  13,300,000    Puerto Rico Public Buildings Authority, Revenue Refunding Bonds,            No Opt. Call           A     14,429,968
                  Series L, Guaranteed by the Commonwealth of Puerto Rico, 5.500%,
                  7/01/21

   2,500,000    Tennessee State Local Development Authority, State Loan Program,             3/01 at 102         AA-      2,724,975
                  Series A, 7.000%, 3/01/21

   2,660,000    Tennessee State Local Development Authority, Community Provider Loan        10/02 at 102           A      2,948,982
                  Program, 7.000%, 10/01/21

                Wilson County, Tennessee, Series 1994 Certificates of Participation
                (Wilson County Educational Facilities Corporation):
   1,500,000      6.125%, 6/30/10                                                            6/04 at 102           A      1,640,160
   1,500,000      6.250%, 6/30/15                                                            6/04 at 102           A      1,638,030

   1,000,000    Wilson County, Tennessee, Certificates of Participation, Series 1998,        3/08 at 102         AAA      1,020,920
                  School Facilities Lease Agreement with Wilson County Educational
                  Facilities Development Corporation, 5.250%, 3/30/18
------------------------------------------------------------------------------------------------------------------------------------
                Transportation -- 4.8%

   5,545,000    Memphis-Shelby County Airport Authority (Tennessee), Special Facilities      9/01 at 103         BBB      6,129,554
                  Revenue Bonds, Series 1984 (Federal Express Corporation), 7.875%, 9/01/09

   4,100,000    Memphis-Shelby County Airport Authority (Tennessee), Special Facilities      9/02 at 102         BBB      4,441,284
                  Revenue Refunding Bonds, Series 1992 (Federal Express Corporation),
                  6.750%, 9/01/12

                Metropolitan Nashville Airport Authority (Tennessee), Airport Improvement
                Revenue Bonds, Refunding Series 1991C:
     145,000      6.625%, 7/01/07                                                            7/01 at 102         AAA        157,624
   4,385,000      6.600%, 7/01/15                                                            7/01 at 102         AAA      4,754,436


               Portfolio of Investments (Unaudited)
               Nuveen Flagship Tennessee Municipal Bond Fund (continued) November 30, 1998


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 15.7%

$  1,000,000    City of Chattanooga, Tennessee, General Obligation Bonds, Series 1990,       5/00 at 102       AA***    $ 1,071,680
                  Various Purpose, 7.250%, 5/01/12 (Pre-refunded to 5/01/00)

   1,930,000    The Health, Educational and Housing Facility Board of the City of            9/01 at 102         AAA      2,113,813
                  Chattanooga, Tennessee, Hospital Revenue Bonds, Series 1991A (Memorial
                  Hospital Project), 6.600%, 9/01/12 (Pre-refunded to 9/01/01)

                City of Clarksville, Tennessee, Hospital Revenue Refunding and
                Improvement Bonds, Series 1993 (Clarksville Memorial Hospital Project):
   1,000,000      6.250%, 7/01/08 (Pre-refunded to 7/01/03)                                  7/03 at 102     Baa1***      1,114,750
   1,775,000      6.250%, 7/01/13 (Pre-refunded to 7/01/03)                                  7/03 at 102     Baa1***      1,978,681
   1,250,000      6.375%, 7/01/18 (Pre-refunded to 7/01/03)                                  7/03 at 102     Baa1***      1,399,938

   1,125,000    Eastside Utility District of Hamilton County, Tennessee, Water              11/01 at 102        A***      1,242,866
                  System Revenue Bonds, Series 1992, 6.750%, 11/01/11 (Pre-refunded to 11/01/01)

   1,455,000    Gladeville Utility District of Wilson County, Tennessee, Waterworks         10/00 at 100         AAA      1,557,083
                  Revenue Bonds, Series 1990, 7.400%, 10/01/10 (Pre-refunded to
                  10/01/00)

   5,000,000    City of Johnson City, Tennessee, School Sales Tax Revenue and                5/06 at 100         AAA      5,846,850
                  Unlimited Tax Bonds, Series 1994, 6.700%, 5/01/21 (Pre-refunded to 5/01/06)

   3,000,000    The Health, Educational and Housing Facilities Board of the County           9/99 at 102         AAA      3,158,340
                  of Knox (Tennessee), Hospital Facilities Revenue Bonds, Series
                  1989 A (Mercy Health System, Province of Cincinnati), 7.600%,
                  9/01/19 (Pre-refunded to 9/01/99)

   3,065,000    The Health, Educational and Housing Facilities Board of the County of        1/00 at 102         AAA      3,244,211
                  Knox (Tennessee), Hospital Revenue Bonds, Series 1990C (Fort Sanders
                  Alliance Obligated Group), 7.000%, 1/01/15 (Pre-refunded to 1/01/00)

  41,570,000    Metropolitan Government of Nashville and Davidson County, Tennessee,        No Opt. Call         Aaa     12,810,627
                  Health and Educational Facilities Board, Volunteer Healthcare, 0.000%,
                  6/01/21

   1,200,000    Metropolitan Government of Nashville and Davidson County, Tennessee,        10/07 at 105      N/R***      1,625,556
                  Health and Educational Facilities Board Revenue, Mur. Ci Homes
                  Inc. Project, Series A, 9.000%, 10/01/22 (Pre-refunded to 10/01/07)

   2,500,000    The Public Building Authority of the City of Mt. Juliet, Tennessee,          2/04 at 110         AAA      3,157,725
                  Revenue Bonds (Utility District Loan Program), Series B, The Madison
                  Suburban Utility District, 7.800%, 2/01/19 (Pre-refunded to 2/01/04)

   1,500,000    Northeast Knox, Tennessee, Utility District Water Revenue, 7.000%, 1/01/20   1/00 at 102         AAA      1,588,545
                  (Pre-refunded to 1/01/00)

   4,000,000    The Health, Educational and Housing Facilities Board of the County           2/00 at 102         AAA      4,259,600
                  of Sullivan, Tennessee, Hospital Revenue Bonds, Series 1990 (Holston
                  Valley Health Care, Inc.), 7.250%, 2/15/20 (Pre-refunded to 2/15/00)

     125,000    Tennessee State School Bond Authority, Higher Educational Facilities         5/99 at 102      AA+***        129,501
                  Bonds, 1989 Series, 7.000%, 5/01/20 (Pre-refunded to 5/01/99)

   2,300,000    The White House Utility District of Robertson and Sumner Counties,           1/02 at 102         AAA      2,519,926
                  Tennessee, Water Revenue Refunding and Improvement Bonds, Series 1992B,
                  6.375%, 1/01/22 (Pre-refunded to 1/01/02)

   1,950,000    Wilson County, Tennessee, Water and Wastewater Authority, Waterworks         3/99 at 102      N/R***      2,011,759
                  Revenue Refunding and Improvement, 8.000%, 3/01/14 (Pre-refunded to
                  3/01/99)
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 10.3%

   1,520,000    City of Clarksville, Tennessee, Water, Sewer and Gas Revenue Refunding      No Opt. Call         AAA        658,707
                  and Improvement Bonds, Series 1992, 0.000%, 2/01/16

   2,160,000    City of Dickson, Tennessee, Electric System Revenue Bonds, Series 1996,      9/08 at 102         AAA      2,305,454
                  5.500%, 9/01/16

                The City of Jackson, Tennessee, Electric System Revenue Bonds, Series E:
     315,000      6.300%, 8/01/09                                                            8/00 at 102          A1        333,872
     335,000      6.300%, 8/01/10                                                            8/00 at 102          A1        355,070
     355,000      6.300%, 8/01/11                                                            8/00 at 102          A1        372,466
     380,000      6.300%, 8/01/12                                                            8/00 at 102          A1        402,029

   3,000,000    The City of Jackson, Tennessee, Gas System Revenue Bonds, Series             4/07 at 100         AAA      3,006,960
                  1997, 5.000%, 4/15/18


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Utilities (continued)

$  4,475,000    Lawrenceburg, Tennessee, Electric Revenue, 5.500%, 7/01/26                   7/09 at 100         AAA   $  4,749,586

  16,300,000    Metropolitan Government of Nashville and Davidson County, Tennessee,        No Opt. Call         AAA      9,031,871
                  Electric Revenue, Series A, 0.000%, 5/15/12

                The Metropolitan Government of Nashville and Davidson County, Tennessee,
                Electric System Revenue Bonds, 1998 Series A:
  11,000,000      0.000%, 5/15/19                                                           No Opt. Call         AAA      3,941,630
   4,000,000      5.200%, 5/15/23                                                            5/08 at 102          AA      4,077,800

   1,000,000    The Middle Tennessee Utility District of Cannon, Cumberland, Dekalb,        10/02 at 102         AAA      1,107,540
                  Putnam, Rhea, Rutherford, Smith, Warren, White and Wilson Counties,
                  Tennessee, Gas System Revenue Bonds, Series 1992, 6.250%, 10/01/12

   1,020,000    The Public Building Authority of The City of Mt. Juliet, Tennessee,          2/99 at 102         AAA      1,047,438
                  Revenue Bonds (Utility District Loan Program), Series D, Cumberland
                  Utility District (Hermitage), 7.550%, 2/01/19

   2,000,000    Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,         7/08 at 101        BBB+      1,929,580
                  Series EE, 4.750%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 6.6%

   8,000,000    Harpeth Valley Utilities District Of Davidson and Williamson Counties,       9/08 at 100         AAA      8,014,720
                  Tennessee, Utilities Improvement Revenue Bonds, Series 1998, 5.000%,
                  9/01/28

   5,445,000    City of Knoxville, Tennessee, Waste Water System Refunding and               4/07 at 101          AA      5,444,618
                  Improvement Bonds, Series 1998, 5.125%, 4/01/23

   3,000,000    Madison Suburban Utility District, Water Revenue Refunding Bonds,            2/08 at 100         AAA      3,007,440
                  5.000%, 2/01/19

   1,000,000    Milcrofton, Tennessee, Utility District Waterworks Revenue Refunding,        2/06 at 102         N/R      1,042,490
                  Junior Lien, 6.000%, 2/01/24

   1,100,000    Rutherford County, Tennessee, Utility District Waterworks, Revenue           2/08 at 100         Aaa      1,124,420
                  Refunding and Improvement, Series A, 5.250%, 2/01/27

   1,100,000    White House Utility District, Tennessee, Robertson and Sumner Counties       1/07 at 100         Aaa      1,139,215
                  Waterworks System Revenue Refunding, Series B, 5.300%, 1/01/15

   1,500,000    Wilson County, Tennessee, Water and Wastewater Authority, Waterworks         3/08 at 102        Baa1      1,675,770
                  Revenue Refunding and Improvement, 6.000%, 3/01/14
------------------------------------------------------------------------------------------------------------------------------------
$347,935,000    Total Investments  (cost $296,876,041) - 99.8%                                                          322,478,433
============------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.2%                                                                        546,905
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $323,025,338
                --------------------------------------------------------------------------------------------------------------------




* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).


                                 See accompanying notes to financial statements.

                      Statement of Net Assets (Unaudited)
                      November 30, 1998

                                                                                                             Georgia     Louisiana
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                                           $149,941,553  $125,238,769
Temporary investments in short-term municipal securities, at amortized cost,
 which approximates market value (note 1)                                                                  2,200,000     1,000,000
Cash                                                                                                              --       983,275
Receivables:
 Interest                                                                                                  3,062,750     1,850,210
 Investments sold                                                                                            830,850       205,000
 Shares sold                                                                                                  47,480        38,319
Other assets                                                                                                 112,966        97,358
----------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                           156,195,599   129,412,931
----------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                               850,288            --
Payables:
 Investments purchased                                                                                            --     3,000,867
 Shares redeemed                                                                                              70,065       155,257
Accrued expenses:
 Management fees (note 6)                                                                                     52,871        46,136
 12b-1 distribution and service fees (notes 1 and 6)                                                          39,084        35,822
 Other                                                                                                        23,610        27,079
Dividends payable                                                                                            230,308       181,680
----------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                        1,266,226     3,446,841
----------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                                     $154,929,373  $125,966,090
----------------------------------------------------------------------------------------------------------------------------------
Class A Shares (note 1)
Net assets                                                                                              $125,539,359  $ 93,062,204
Shares outstanding                                                                                        11,135,737     7,982,733
Net asset value and redemption price per share                                                          $      11.27  $      11.66
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering
 price)                                                                                                 $      11.76  $      12.17
----------------------------------------------------------------------------------------------------------------------------------
Class B Shares (note 1)
Net assets                                                                                              $  7,468,110  $ 13,232,528
Shares outstanding                                                                                           661,729     1,135,393
Net asset value, offering and redemption price per share                                                $      11.29  $      11.65
----------------------------------------------------------------------------------------------------------------------------------
Class C Shares (note 1)
Net assets                                                                                              $ 21,666,472  $ 17,107,468
Shares outstanding                                                                                         1,925,567     1,468,976
Net asset value, offering and redemption price per share                                                $      11.25  $      11.65
----------------------------------------------------------------------------------------------------------------------------------
Class R Shares (note 1)
Net assets                                                                                              $    255,432  $  2,563,890
Shares outstanding                                                                                            22,742       219,876
Net asset value, offering and redemption price per share                                                $      11.23  $      11.66
----------------------------------------------------------------------------------------------------------------------------------

30                             See accompanying notes to financial statements.

                                                                                           North Carolina      Tennessee
--------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                               $205,530,969      $322,478,433
Temporary investments in short-term municipal securities, at amortized cost,
  which approximates market value (note 1)                                                     3,600,000                --
Cash                                                                                              62,714           732,476
Receivables:
  Interest                                                                                     3,264,802         4,570,607
  Investments sold                                                                                    --         1,020,000
  Shares sold                                                                                     27,000           124,082
Other assets                                                                                     233,897           186,524
--------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                               212,719,382       329,112,122
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                        --                --
Payables:
  Investments purchased                                                                        5,463,428         5,001,458
  Shares redeemed                                                                                113,291           279,436
Accrued expenses:
  Management fees (note 6)                                                                        92,243           142,686
  12b-1 distribution and service fees (notes 1 and 6)                                             42,852            69,648
  Other                                                                                          130,372            38,950
Dividends payable                                                                                406,007           554,606
--------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                            6,248,193         6,086,784
--------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                         $206,471,189      $323,025,338
==========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                  $186,603,044      $288,186,106
Shares outstanding                                                                            17,430,125        24,885,829
Net asset value and redemption price per share                                              $      10.71      $      11.58
Offering price per share (net asset value per share plus maximum sales charge of 4.20%
  of offering price)                                                                        $      11.18      $      12.09
==========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                  $  7,046,583      $ 10,329,006
Shares outstanding                                                                               657,744           891,405
Net asset value, offering and redemption price per share                                    $      10.71      $      11.59
==========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                  $ 11,523,180      $ 23,955,778
Shares outstanding                                                                             1,077,941         2,069,081
Net asset value, offering and redemption price per share                                    $      10.69      $      11.58
==========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                  $  1,298,382      $    554,448
Shares outstanding                                                                               121,260            47,941
Net asset value, offering and redemption price per share                                    $      10.71      $      11.57
==========================================================================================================================

                                 See accompanying notes to financial statements.
31

Statement of Operations (Unaudited)
Six Months Ended November 30, 1998

                                                                            Georgia     Louisiana   North Carolina        Tennessee
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                               $4,145,403    $3,362,379       $5,644,113      $ 8,908,730
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                    408,736       327,204          557,030          854,631
12b-1 service fees--Class A (notes 1 and 6)                                 123,169        90,854          187,824          285,095
12b-1 distribution and service fees--Class B (notes 1 and 6)                 26,453        53,655           26,268           39,548
12b-1 distribution and service fees--Class C (notes 1 and 6)                 75,691        57,994           36,888           84,949
Shareholders' servicing agent fees and expenses                              42,982        18,284           27,414           59,391
Custodian's fees and expenses                                                15,044        21,914           16,442           45,698
Trustees' fees and expenses (note 6)                                          1,253         1,706            1,832            3,719
Professional fees                                                            10,096         8,112           15,294            8,956
Shareholders' reports--printing and mailing expenses                         27,061        23,437           62,606           40,563
Federal and state registration fees                                             447         4,534              906            3,514
Other expenses                                                                4,174         3,150            6,399            9,229
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                 735,106       610,844          938,903        1,435,293
      Expense reimbursement (note 6)                                       (124,871)      (72,427)              --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                610,235       538,417          938,903        1,435,293
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     3,535,168     2,823,962        4,705,210        7,473,437
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)            1,026,282       482,063          234,405          496,012
Net change in unrealized appreciation or depreciation of investments        180,411       617,226        1,641,125        3,035,794
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                 1,206,693     1,099,289        1,875,530        3,531,806
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               $4,741,861    $3,923,251       $6,580,740      $11,005,243
===================================================================================================================================

                                 See accompanying notes to financial statements.

                Statement of Changes in Net Assets (Unaudited)


                                                                              Georgia                         Louisiana
                                                                 --------------------------------   -------------------------------
                                                                 Six Months Ended      Year Ended   Six Months Ended     Year Ended
                                                                         11/30/98         5/31/98           11/30/98        5/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $  3,535,168    $  6,768,866       $  2,823,962   $  4,905,021
Net realized gain from investment transactions (notes 1 and 4)          1,026,282       1,432,222            482,063        141,609
Net change in unrealized appreciation or depreciation of
 investments                                                              180,411       5,917,362            617,226      3,885,856
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              4,741,861      14,118,450          3,923,251      8,932,486
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                               (3,001,734)     (5,990,008)        (2,235,718)    (4,236,624)
 Class B                                                                 (112,289)        (64,796)          (232,133)      (179,990)
 Class C                                                                 (437,559)       (704,588)          (339,147)      (486,474)
 Class R                                                                   (6,393)         (8,432)           (32,764)          (844)
From accumulated net realized gains from investment transactions:
 Class A                                                                       --              --                 --       (274,625)
 Class B                                                                       --              --                 --        (13,410)
 Class C                                                                       --              --                 --        (36,540)
 Class R                                                                       --              --                 --            (77)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders              (3,557,975)     (6,767,824)        (2,839,762)    (5,228,584)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                       15,914,807      23,251,629         18,723,105     30,672,632
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                          1,483,521       4,132,821          1,282,606      3,175,043
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       17,398,328      27,384,450         20,005,711     33,847,675
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                (6,731,252)    (15,113,415)        (6,975,285)   (10,292,295)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                10,667,076      12,271,035         13,030,426     23,555,380
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                             11,850,962      19,621,661         14,113,915     27,259,282
Net assets at the beginning of period                                 143,078,411     123,456,750        111,852,175     84,592,893
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                      $154,929,373    $143,078,411       $125,966,090   $111,852,175
===================================================================================================================================
Balance of undistributed (over-distributed) net investment
 income at end of period                                             $    (21,719)   $      1,088       $    (14,512)  $      1,288
===================================================================================================================================

33                          See accompanying notes to financial statements.

                                                                           North Carolina                     Tennessee
                                                                 -------------------------------   -------------------------------
                                                                 Six Months Ended     Year Ended   Six Months Ended     Year Ended
                                                                         11/30/98        5/31/98           11/30/98        5/31/98
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $  4,705,210   $  9,818,009       $  7,473,437   $ 14,669,556
Net realized gain from investment transactions (notes 1 and 4)            234,405      2,602,198            496,012      1,206,421
Net change in unrealized appreciation or depreciation of
 investments                                                            1,641,125      3,819,600          3,035,794      8,713,135
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              6,580,740     16,239,807         11,005,243     24,589,112
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                             (4,568,521)    (9,438,035)        (6,919,591)   (13,691,307)
   Class B                                                               (111,524)       (56,790)          (169,319)      (105,904)
   Class C                                                               (210,791)      (342,967)          (484,716)      (783,552)
   Class R                                                                (28,798)       (34,750)           (13,785)       (18,350)
From accumulated net realized gains from investment
 transactions:
   Class A                                                                     --        (28,220)                --             --
   Class B                                                                     --           (137)                --             --
   Class C                                                                     --         (1,157)                --             --
   Class R                                                                     --           (109)                --             --
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders              (4,919,634)    (9,902,165)        (7,587,411)   (14,599,113)
----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                       13,758,990     18,647,466         23,785,051     41,278,818
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                          2,466,462      5,610,070          3,329,449      7,905,778
----------------------------------------------------------------------------------------------------------------------------------
                                                                       16,225,452     24,257,536         27,114,500     49,184,596
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                               (10,502,917)   (20,843,771)       (12,720,082)   (27,270,877)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                 5,722,535      3,413,765         14,394,418     21,913,719
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                              7,383,641      9,751,407         17,812,250     31,903,718
Net assets at the beginning of period                                 199,087,548    189,336,141        305,213,088    273,309,370
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                      $206,471,189   $199,087,548       $323,025,338   $305,213,088
----------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed (over-distributed) net investment income
 at end of period                                                    $   (184,865)  $     29,559       $    (40,096)  $     73,878
----------------------------------------------------------------------------------------------------------------------------------

34                           See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)



1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Georgia Municipal Bond Fund ("Georgia"), the Nuveen Flagship Louisiana Municipal Bond Fund ("Louisiana"), the Nuveen Flagship North Carolina Municipal Bond Fund ("North Carolina"), and the Nuveen Flagship Tennessee Municipal Bond Fund ("Tennessee") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1998, Louisiana, North Carolina and Tennessee had outstanding when-issued purchase committments of $3,000,867, $5,463,428 and $5,001,458, respectively. Georgia had no such outstanding purchase commitments.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1998.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                             Georgia
                                                                       ---------------------------------------------------
                                                                          Six Months Ended              Year Ended
                                                                              11/30/98                    5/31/98
                                                                       ---------------------------------------------------
                                                                          Shares        Amount       Shares         Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                679,460   $ 7,603,040      999,370   $ 11,052,211
  Class B                                                                346,442     3,883,859      326,545      3,623,322
  Class C                                                                395,814     4,425,600      754,384      8,321,447
  Class R                                                                    208         2,308       23,229        254,649
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                110,724     1,242,721      332,037      3,634,474
  Class B                                                                  5,715        64,123        2,642         29,369
  Class C                                                                 15,223       170,430       42,144        461,364
  Class R                                                                    558         6,247          689          7,614
--------------------------------------------------------------------------------------------------------------------------
                                                                       1,554,144    17,398,328    2,481,040     27,384,450
--------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                               (431,113)   (4,821,000)  (1,106,180)   (12,206,698)
  Class B                                                                 (4,628)      (51,648)     (25,707)      (286,183)
  Class C                                                               (166,545)   (1,858,496)    (234,595)    (2,575,425)
  Class R                                                                    (10)         (108)      (4,054)       (45,109)
--------------------------------------------------------------------------------------------------------------------------
                                                                        (602,296)   (6,731,252)  (1,370,536)   (15,113,415)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                             951,848   $10,667,076    1,110,504   $ 12,271,035
==========================================================================================================================

                                                                                               Louisiana
                                                                          --------------------------------------------------
                                                                             Six Months Ended              Year Ended
                                                                                  11/30/98                   5/31/98
                                                                          --------------------------------------------------
                                                                          Shares        Amount       Shares        Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                  699,033   $  8,138,074    1,434,264   $ 16,414,741
 Class B                                                                  359,403      4,167,350      695,080      7,947,255
 Class C                                                                  338,193      3,919,171      551,499      6,283,912
 Class R                                                                  215,574      2,498,510        2,348         26,724
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                   84,886        985,199      240,527      2,733,739
 Class B                                                                   15,831        183,065        6,824         78,150
 Class C                                                                    7,956         92,232       31,852        362,355
 Class R                                                                    1,889         22,110           70            799
----------------------------------------------------------------------------------------------------------------------------
                                                                        1,722,765     20,005,711    2,962,464     33,847,675
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                 (519,557)    (6,023,290)    (808,970)    (9,237,098)
 Class B                                                                  (19,300)      (223,301)      (5,147)       (58,547)
 Class C                                                                  (62,862)      (728,587)     (87,146)      (996,590)
 Class R                                                                       (9)          (107)          (5)           (60)
----------------------------------------------------------------------------------------------------------------------------
                                                                         (601,728)    (6,975,285)    (901,268)   (10,292,295)
----------------------------------------------------------------------------------------------------------------------------
Net increase                                                            1,121,037   $ 13,030,426    2,061,196   $ 23,555,380
============================================================================================================================
                                                                                            North Carolina
                                                                         --------------------------------------------------
                                                                             Six Months Ended              Year Ended
                                                                                 11/30/98                    5/31/98
                                                                         --------------------------------------------------
                                                                          Shares       Amount         Shares       Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                  599,934   $  6,386,163    1,219,335   $ 12,822,305
 Class B                                                                  333,758      3,558,987      313,974      3,317,845
 Class C                                                                  312,215      3,323,391      192,020      2,022,009
 Class R                                                                   46,166        490,449       46,162        485,307
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                  214,686      2,290,070      506,157      5,310,271
 Class B                                                                    4,790         51,162        2,287         24,150
 Class C                                                                    9,927        105,783       24,082        252,068
 Class R                                                                    1,821         19,447        2,244         23,581
----------------------------------------------------------------------------------------------------------------------------
                                                                        1,523,297     16,225,452    2,306,261     24,257,536
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                 (933,872)    (9,934,418)  (1,846,947)   (19,438,714)
 Class B                                                                  (20,555)      (219,280)      (2,877)       (30,241)
 Class C                                                                  (26,273)      (278,752)    (122,639)    (1,290,365)
 Class R                                                                   (6,555)       (70,467)      (7,984)       (84,451)
----------------------------------------------------------------------------------------------------------------------------
                                                                         (987,255)   (10,502,917)  (1,980,447)   (20,843,771)
----------------------------------------------------------------------------------------------------------------------------
Net increase                                                              536,042   $  5,722,535      325,814   $  3,413,765
============================================================================================================================


Notes to Financial Statements (Unaudited) (continued)

                                                                                               Tennessee
                                                                       --------------------------------------------------------
                                                                              Six Months Ended               Year Ended
                                                                                   11/30/98                    5/31/98
                                                                       --------------------------------------------------------
                                                                            Shares         Amount       Shares         Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                1,342,391   $ 15,434,518    2,614,021   $ 29,710,291
  Class B                                                                  397,600      4,574,150      456,706      5,193,888
  Class C                                                                  328,004      3,768,029      538,381      6,116,529
  Class R                                                                      727          8,354       22,800        258,110

Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                  263,856      3,037,418      641,169      7,255,500
  Class B                                                                    7,526         86,757        3,774         42,976
  Class C                                                                   16,865        194,060       52,336        590,588
  Class R                                                                      975         11,214        1,474         16,714
-------------------------------------------------------------------------------------------------------------------------------
                                                                         2,357,944     27,114,500    4,330,661     49,184,596
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                               (1,006,789)   (11,586,128)  (2,250,196)   (25,540,334)
  Class B                                                                  (17,429)      (200,628)      (5,300)       (59,853)
  Class C                                                                  (80,861)      (928,487)    (147,264)    (1,670,240)
  Class R                                                                     (419)        (4,839)         (39)          (450)
-------------------------------------------------------------------------------------------------------------------------------
                                                                        (1,105,498)   (12,720,082)  (2,402,799)   (27,270,877)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                                                             1,252,446   $ 14,394,418    1,927,862   $ 21,913,719
===============================================================================================================================

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 21, 1998, to shareholders of record on December 9, 1998, as follows:

                                                                                                         North
                                                                           Georgia      Louisiana     Carolina      Tennessee
-------------------------------------------------------------------------------------------------------------------------------
Dividend per share:
  Class A                                                                   $.0450         $.0470       $.0430         $.0460
  Class B                                                                    .0380          .0400        .0360          .0390
  Class C                                                                    .0400          .0420        .0380          .0405
  Class R                                                                    .0470          .0490        .0445          .0480
===============================================================================================================================

The following Funds also declared taxable distributions, which include capital gains and/or market discount, which were paid on
December 7, 1998, to shareholders of record on December 2, 1998, as follows:

                                                                                                                        North
                                                                                                     Louisiana       Carolina
-------------------------------------------------------------------------------------------------------------------------------
Taxable distributions per share:                                                                       $ .0409        $ .0920
===============================================================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended November 30, 1998, were as follows:

                                                                                                         North
                                                                           Georgia      Louisiana     Carolina      Tennessee
-------------------------------------------------------------------------------------------------------------------------------
Purchases:
  Investments in municipal securities                                  $20,049,787    $22,496,444  $21,565,303    $50,121,392
  Temporary municipal investments                                       18,000,000      3,600,000   45,200,000     30,600,000
Sales:
  Investments in municipal securities                                   13,994,035     10,660,180   11,706,900     37,407,653
  Temporary municipal investments                                       15,800,000      3,500,000   41,600,000     30,600,000
===============================================================================================================================

At November 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:


                                                             Georgia   Tennessee
--------------------------------------------------------------------------------
Expiration Year:
  2002                                                    $  506,838  $       --
  2003                                                       503,259   2,790,147
--------------------------------------------------------------------------------
Total                                                     $1,010,097  $2,790,147
================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 1998, were as follows:

                                                                                          North
                                                             Georgia   Louisiana       Carolina      Tennessee
--------------------------------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                           $12,442,021  $9,944,455    $14,043,358    $25,619,929
  depreciation                                                (5,521)    (15,157)       (70,120)       (17,537)
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                              $12,436,500  $9,929,298    $13,973,238    $25,602,392
==============================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value                                    Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1998, the Distributor collected sales charges on purchases of Class A Shares of which the majority were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1998, the Distributor compensated authorized dealers with approximately $194,700, $249,500, $184,600 and $271,500 in commission advances at the time of purchase for Georgia, Louisiana, North Carolina and Tennessee, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the distributor. During the six months ended November 30, 1998, the distributor retained approximately $61,500, $79,600, $40,300 and $70,300 in such 12b-1 fees for Georgia, Louisiana, North Carolina and Tennessee, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor retained approximately $6,700, $7,600, $5,300 and $10,800 of CDSC on share redemptions for Georgia, Louisiana, North Carolina and Tennessee, respectively, during the six months ended November 30, 1998.

7. Composition of Net Assets
At November 30, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                              North
                                                             Georgia      Louisiana        Carolina       Tennessee
-------------------------------------------------------------------------------------------------------------------
Capital paid-in                                         $142,664,134   $115,628,307    $190,936,096    $299,753,983
Balance of undistributed (over-distributed) net
 investment income                                           (21,719)       (14,512)       (184,865)        (40,096)
Accumulated net realized gain (loss)
 from investment transactions                               (149,542)       422,997       1,746,720      (2,290,941)
Net unrealized appreciation of investments                12,436,500      9,929,298      13,973,238      25,602,392
-------------------------------------------------------------------------------------------------------------------
Net assets                                              $154,929,373   $125,966,090    $206,471,189    $323,025,338
===================================================================================================================

     Financial Highlights (Unaudited)


     Selected data for a share outstanding throughout each period is as follows:

  Class (Inception Date)

                             Investment Operations            Less Distributions
                         ------------------------------    -------------------------

GEORGIA**                                  Net
                                     Realized/
                                    Unrealized
               Beginning       Net     Invest-                 Net                      Ending
                     Net   Invest-        ment             Invest-                         Net
Year Ended         Asset      ment        Gain                ment   Capital             Asset       Total
May 31,            Value Income(a)      (Loss)    Total     Income      Gain   Total     Value  Return (b)
----------------------------------------------------------------------------------------------------------
Class A (3/86)
  1999 (d)        $11.19      $.27       $ .08    $ .35      $(.27)     $ --   $(.27)   $11.27        3.20%
  1998             10.57       .56         .62     1.18       (.56)       --    (.56)    11.19       11.37
  1997             10.20       .57         .37      .94       (.57)       --    (.57)    10.57        9.39
  1996             10.46       .57        (.25)     .32       (.58)       --    (.58)    10.20        3.05
  1995             10.23       .58         .23      .81       (.58)       --    (.58)    10.46        8.31
  1994             10.62       .59        (.39)     .20       (.59)       --    (.59)    10.23        1.83
Class B (2/97)
  1999 (d)         11.20       .23         .09      .32       (.23)       --    (.23)    11.29        2.90
  1998             10.57       .48         .63     1.11       (.48)       --    (.48)    11.20       10.66
  1997 (c)         10.66       .14        (.11)     .03       (.12)       --    (.12)    10.57         .31
Class C (1/94)
  1999 (d)         11.17       .24         .08      .32       (.24)       --    (.24)    11.25        2.93
  1998             10.55       .50         .62     1.12       (.50)       --    (.50)    11.17       10.79
  1997             10.18       .51         .37      .88       (.51)       --    (.51)    10.55        8.80
  1996             10.44       .51        (.25)     .26       (.52)       --    (.52)    10.18        2.48
  1995             10.21       .52         .23      .75       (.52)       --    (.52)    10.44        7.72
  1994 (c)         10.91       .19        (.69)    (.50)      (.20)       --    (.20)    10.21      (10.96)*
Class R (2/97)
  1999 (d)         11.15       .28         .09      .37       (.29)       --    (.29)    11.23        3.32
  1998             10.57       .58         .59     1.17       (.59)       --    (.59)    11.15       11.23
  1997 (c)         10.65       .18        (.06)     .12       (.20)       --    (.20)    10.57        1.11
==========================================================================================================

                                           Ratios/Supplemental Data
             --------------------------------------------------------------------------------

                                                Ratio                      Ratio
                                               of Net                     of Net
                               Ratio of    Investment     Ratio of    Investment
                               Expenses        Income     Expenses        Income
                             to Average    to Average   to Average    to Average
                   Ending    Net Assets    Net Assets   Net Assets    Net Assets
                      Net        Before        Before        After         After   Portfolio
Year Ended         Assets    Reimburse-    Reimburse-   Reimburse-    Reimburse-    Turnover
May 31,             (000)          ment          ment      ment(a)       ment(a)        Rate
----------------------------------------------------------------------------------------------
Class A (3/86)
  1999 (d)       $125,539          .88%*         4.68%*        .72%*        4.84%*        10%
  1998            120,545          .87           4.88          .66          5.09          25
  1997            111,518         1.02           5.20          .78          5.44          39
  1996            107,862         1.08           5.18          .80          5.46          59
  1995            113,354         1.09           5.53          .83          5.79          40
  1994            123,068         1.06           5.11          .70          5.47          39
Class B (2/97)
  1999 (d)          7,468         1.64*          3.92*        1.47*         4.09*         10
  1998              3,518         1.62           4.08         1.38          4.32          25
  1997 (c)            113         1.63*          4.49*        1.32*         4.80*         39
Class C (1/94)
  1999 (d)         21,666         1.43*          4.13*        1.27*         4.29*         10
  1998             18,770         1.42           4.33         1.21          4.54          25
  1997             11,803         1.56           4.63         1.32          4.87          39
  1996              9,433         1.63           4.61         1.34          4.90          59
  1995              6,973         1.64           4.92         1.38          5.18          40
  1994 (c)          4,348         1.60*          4.22*        1.27*         4.55*         39
Class R (2/97)
  1999 (d)            255          .68*          4.88*         .52*         5.04*         10
  1998                245          .67           5.04          .45          5.26          25
  1997 (c)             22          .68*          5.41*         .38*         5.71*         39
============================================================================================

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Georgia.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) From commencement of class operations as noted.
(d) For the six months ended November 30, 1998.

     Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                             Investment Operations           Less Distributions
                         ------------------------------   -------------------------

LOUISIANA**                                Net
                                     Realized/
                                    Unrealized
               Beginning      Net      Invest-                 Net                    Ending
                     Net  Invest-         ment             Invest-                       Net
Year Ended         Asset     ment         Gain                ment   Capital           Asset         Total
May 31,            Value Income(a)      (Loss)    Total     Income      Gain   Total   Value    Return (b)
----------------------------------------------------------------------------------------------------------
Class A (9/89)
  1999 (d)        $11.55     $.28       $ .12    $ .40      $(.29)    $  --   $(.29)  $11.66         3.46%
  1998             11.10      .59         .49     1.08       (.59)     (.04)   (.63)   11.55         9.88
  1997             10.71      .59         .39      .98       (.59)       --    (.59)   11.10         9.37
  1996             10.80      .59        (.08)     .51       (.60)       --    (.60)   10.71         4.77
  1995             10.48      .60         .32      .92       (.60)       --    (.60)   10.80         9.20
  1994             10.93      .61        (.40)     .21       (.62)     (.04)+  (.66)   10.48         1.77
Class B (2/97)
  1999 (d)         11.55      .24         .10      .34       (.24)       --    (.24)   11.65         3.00
  1998             11.09      .50         .50     1.00       (.50)     (.04)   (.54)   11.55         9.18
  1997 (c)         11.10      .16          --      .16       (.17)       --    (.17)   11.09         1.44
Class C (2/94)
  1999 (d)         11.54      .25         .12      .37       (.26)       --    (.26)   11.65         3.20
  1998             11.09      .52         .50     1.02       (.53)     (.04)   (.57)   11.54         9.32
  1997             10.70      .53         .39      .92       (.53)       --    (.53)   11.09         8.78
  1996             10.80      .53        (.09)     .44       (.54)       --    (.54)   10.70         4.12
  1995             10.48      .54         .32      .86       (.54)       --    (.54)   10.80         8.59
  1994 (c)         11.29      .16        (.81)    (.65)      (.16)       --    (.16)   10.48       (17.21)*
Class R (2/97)
  1999 (d)         11.55      .30         .11      .41       (.30)       --    (.30)   11.66         3.57
  1998             11.09      .61         .50     1.11       (.61)     (.04)   (.65)   11.55        10.21
  1997 (c)         11.17      .15        (.08)     .07       (.15)       --    (.15)   11.09          .67
==========================================================================================================

                                        Ratios/Supplemental Data
             --------------------------------------------------------------------------------
                                                Ratio                      Ratio
                                               of Net                     of Net
                               Ratio of    Investment     Ratio of    Investment
                               Expenses        Income     Expenses        Income
                             to Average    to Average   to Average    to Average
                   Ending    Net Assets    Net Assets   Net Assets    Net Assets
                      Net        Before        Before        After         After   Portfolio
Year Ended         Assets    Reimburse-    Reimburse-   Reimburse-    Reimburse-    Turnover
May 31,             (000)          ment          ment      ment(a)       ment(a)        Rate
----------------------------------------------------------------------------------------------
Class A (9/89)
  1999 (d)        $93,062           .89%*        4.76%*        .76%*        4.89%*         9%
  1998             89,143           .88          5.00          .75          5.13          15
  1997             76,030          1.03          5.14          .79          5.38          25
  1996             72,005          1.09          5.17          .80          5.46          26
  1995             68,145          1.18          5.45          .83          5.80          44
  1994             66,281          1.12          5.10          .66          5.56          22
Class B (2/97)
  1999 (d)         13,233          1.64*         4.01*        1.52*         4.13*          9
  1998              8,999          1.62          4.21         1.45          4.38          15
  1997 (c)            917          1.65*         4.50*        1.46*         4.69*         25
Class C (2/94)
  1999 (d)         17,107          1.44*         4.20*        1.31*         4.33*          9
  1998             13,682          1.42          4.45         1.29          4.58          15
  1997              7,645          1.57          4.59         1.33          4.83          25
  1996              5,658          1.64          4.58         1.35          4.87          26
  1995              3,220          1.73          4.85         1.37          5.21          44
  1994 (c)          1,501          1.68*         4.34*        1.23*         4.79*         22
Class R (2/97)
  1999 (d)          2,564           .67*         4.91*         .57*         5.01*          9
  1998                 28           .67          5.17          .52          5.32          15
  1997 (c)             --           .08*         5.27*         .04*         5.31*         25
==============================================================================================

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Loulsiana.

+ The amount shown includes a distribution in excess of capital gains of $.01 per share.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c) From commencement of class operations as noted.

(d) For the six months ended November 30, 1998.

     Selected data for a share outstanding throughout each period is as follows:

  Class (Inception Date)

                              Investment Operations          Less Distributions
                          -----------------------------   -------------------------

NORTH CAROLINA**                          Net
                                    Realized/
                                   Unrealized
               Beginning      Net     Invest-                 Net                     Ending
                     Net  Invest-        ment             Invest-                        Net
Year Ended         Asset     ment        Gain                ment   Capital            Asset        Total
May 31,            Value Income(a)      (Loss)    Total    Income      Gain   Total    Value   Return (b)
----------------------------------------------------------------------------------------------------------
Class A (3/86)
  1999 (d)        $10.62     $.25      $  .10    $ .35      $(.26)    $  --   $(.26)  $10.71         3.32%
  1998             10.28      .53         .34      .87       (.53)       --    (.53)   10.62         8.69
  1997             10.05      .54         .23      .77       (.54)       --    (.54)   10.28         7.79
  1996             10.23      .55        (.18)     .37       (.55)       --    (.55)   10.05         3.67
  1995             10.08      .57         .15      .72       (.57)       --    (.57)   10.23         7.45
  1994             10.51      .57        (.42)     .15       (.58)       --    (.58)   10.08         1.30
Class B (2/97)
  1999 (d)         10.62      .21         .10      .31       (.22)       --    (.22)   10.71         2.94*
  1998             10.28      .45         .35      .80       (.46)       --    (.46)   10.62         7.89
  1997 (c)         10.33      .12        (.06)     .06       (.11)       --    (.11)   10.28          .64
Class C (10/93)
  1999 (d)         10.60      .22         .10      .32       (.23)       --    (.23)   10.69         3.04
  1998             10.26      .47         .34      .81       (.47)       --    (.47)   10.60         8.09
  1997             10.03      .48         .23      .71       (.48)       --    (.48)   10.26         7.20
  1996             10.22      .49        (.18)     .31       (.50)       --    (.50)   10.03         3.01
  1995             10.06      .51         .16      .67       (.51)       --    (.51)   10.22         6.97
  1994 (c)         10.84      .32        (.78)    (.46)      (.32)       --    (.32)   10.06        (6.26)*
Class R (2/97)
  1999 (d)         10.62      .26         .10      .36       (.27)       --    (.27)   10.71         3.41*
  1998             10.28      .55         .34      .89       (.55)       --    (.55)   10.62         8.88
  1997 (c)         10.27      .18         .01      .19       (.18)       --    (.18)   10.28         1.92
==========================================================================================================

                                        Ratios/Supplemental Data
             --------------------------------------------------------------------------------

                                                Ratio                      Ratio
                                               of Net                     of Net
                               Ratio of    Investment     Ratio of    Investment
                               Expenses        Income     Expenses        Income
                             to Average    to Average   to Average    to Average
                   Ending    Net Assets    Net Assets   Net Assets    Net Assets
                      Net        Before        Before        After         After   Portfolio
Year Ended         Assets    Reimburse-    Reimburse-   Reimburse-    Reimburse-    Turnover
May 31,             (000)          ment          ment      ment(a)       ment(a)        Rate
----------------------------------------------------------------------------------------------
Class A (3/86)
  1999 (d)       $186,603           .87%*        4.65%*        .87%*        4.65%*         6%
  1998            186,340           .86          5.06          .86          5.06          29
  1997            181,595          1.00          5.24          .93          5.31          23
  1996            185,016          1.03          5.19          .90          5.32          54
  1995            191,850          1.06          5.58          .91          5.73          35
  1994            196,087          1.04          5.26          .89          5.41          21
Class B (2/97)
  1999 (d)          7,047          1.63*         3.90*        1.63*         3.90*          6
  1998              3,609          1.61          4.23         1.61          4.23          29
  1997 (c)            271          1.62*         4.60*        1.62*         4.60*         23
Class C (10/93)
  1999 (d)         11,523          1.43*         4.11*        1.43*         4.11*          6
  1998              8,291          1.41          4.50         1.41          4.50          29
  1997              7,065          1.54          4.70         1.48          4.76          23
  1996              6,589          1.58          4.64         1.45          4.77          54
  1995              6,049          1.61          4.98         1.46          5.13          35
  1994 (c)          4,161          1.79*         4.35*        1.49*         4.65*         21
Class R (2/97)
  1999 (d)          1,298           .67*         4.85*         .67*         4.85*          6
  1998                848           .66          5.24          .66          5.24          29
  1997 (c)            405           .66*         5.57*         .66*         5.57*         23
==============================================================================================

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship North Carolina.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) From commencement of class operations as noted.
(d) For the six months ended November 30, 1998.

     Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                             Investment Operations           Less Distributions
                         -----------------------------    -------------------------
TENNESSEE**                               Net
                                    Realized/
                                   Unrealized
               Beginning      Net     Invest-                 Net                     Ending
                     Net  Invest-        ment             Invest-                        Net
Year Ended         Asset     ment        Gain                ment   Capital            Asset        Total
May 31,            Value Income(a)      (Loss)   Total     Income      Gain   Total    Value   Return (b)
----------------------------------------------------------------------------------------------------------
Class A (11/87)
  1999 (d)        $11.46     $.28      $ .12     $ .40      $(.28)    $  --   $(.28)  $11.58         3.53%
  1998             11.06      .58        .40       .98       (.58)       --    (.58)   11.46         9.01
  1997             10.83      .59        .23       .82       (.59)       --    (.59)   11.06         7.71
  1996             11.01      .59       (.18)      .41       (.59)       --    (.59)   10.83         3.78
  1995             10.78      .60        .23       .83       (.60)       --    (.60)   11.01         8.04
  1994             11.23      .61       (.43)      .18       (.61)     (.02)   (.63)   10.78         1.55
Class B (2/97)
  1999 (d)         11.46      .23        .14       .37       (.24)       --    (.24)   11.59         3.24
  1998             11.06      .49        .40       .89       (.49)       --    (.49)   11.46         8.21
  1997 (c)         11.14      .14       (.09)      .05       (.13)       --    (.13)   11.06          .42
Class C (10/93)
  1999 (d)         11.45      .24        .14       .38       (.25)       --    (.25)   11.58         3.32
  1998             11.05      .52        .39       .91       (.51)       --    (.51)   11.45         8.39
  1997             10.82      .53        .23       .76       (.53)       --    (.53)   11.05         7.12
  1996             11.00      .53       (.18)      .35       (.53)       --    (.53)   10.82         3.22
  1995             10.78     .54         .22       .76       (.54)       --    (.54)   11.00         7.35
  1994 (c)         11.61     .35        (.83)    (.48)       (.34)     (.01)   (.35)   10.78        (5.92)*
Class R (2/97)
  1999 (d)         11.44     .29         .13      .42        (.29)       --    (.29)   11.57         3.71
  1998             11.04     .60         .40     1.00        (.60)       --    (.60)   11.44         9.20
  1997 (c)         11.09     .20        (.05)     .15        (.20)       --    (.20)   11.04         1.40
==========================================================================================================

                                        Ratios/Supplemental Data
             --------------------------------------------------------------------------------

                                                Ratio                      Ratio
                                               of Net                     of Net
                               Ratio of    Investment     Ratio of    Investment
                               Expenses        Income     Expenses        Income
                             to Average    to Average   to Average    to Average
                    Ending   Net Assets    Net Assets   Net Assets    Net Assets
                       Net       Before        Before        After         After   Portfolio
Year Ended          Assets   Reimburse-    Reimburse-   Reimburse-    Reimburse-    Turnover
May 31,              (000)         ment          ment      ment(a)       ment(a)        Rate
---------------------------------------------------------------------------------------------
Class A (11/87)
  1999 (d)        $288,186          .85%*        4.78%*        .85%*        4.78%*        12%
  1998             278,232          .84          5.09          .82          5.11          15
  1997             257,475          .97          5.23          .85          5.35          23
  1996             250,886         1.01          5.17          .88          5.30          38
  1995             241,778         1.07          5.46          .89          5.64          23
  1994             236,230         1.02          5.16          .76          5.42          17
Class B (2/97)
  1999 (d)          10,329         1.60*         4.03*        1.60*         4.03*         12
  1998               5,775         1.59          4.30         1.58          4.31          15
  1997 (c)             537         1.60*         4.49*        1.37*         4.72*         23
Class C (10/93)
  1999 (d)          23,956         1.40*         4.23*        1.40*         4.23*         12
  1998              20,673         1.39          4.53         1.37          4.55          15
  1997              15,049         1.53          4.67         1.40          4.80          23
  1996              15,483         1.56          4.62         1.43          4.75          38
  1995              12,494         1.62          4.90         1.44          5.08          23
  1994 (c)          10,652         1.63*         4.40*        1.23*         4.80*         17
Class R (2/97)
  1999 (d)             554          .65*         4.98*         .65*         4.98*         12
  1998                 534          .64          5.27          .62          5.29          15
  1997 (c)             248          .66*         5.55*         .46*         5.75*         23
=============================================================================================

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Tennessee.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) From commencement of class operations as noted.
(d) For the six months ended November 30, 1998.

                          Building a Better Portfolio
                      Can Make You a Successful Investor



Nuveen Family
of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse Growth Fund

Growth and Income
European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/R/

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information

Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and Shareholder Services

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel

Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations

[Photo of John Nuveen, Sr., appears here]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


       1898
   NUVEEN
       1998
OUR SECOND CENTURY
   helping investors sustain the wealth of a lifetime./SM/

   John Nuveen & Co. Incorporated
   333 West Wacker Drive
   Chicago, IL  60606-1286

   www.nuveen.com